UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08481

Columbia Funds Variable Insurance Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia High Yield Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia High Yield Fund, Variable Series / December 31, 2010

Columbia High Yield Fund, Variable Series seeks total return, consisting of a high level of income and capital appreciation.

Brian Lavin has been the fund's portfolio manager since 2010.

Summary

For the 12-month period ended December 31, 2010, the fund's Class A shares underperformed their benchmark, the Credit Suisse High Yield Index,1 and the average return of funds in their peer group, the Lipper VUF High Current Yield Classification.2 The fund's performance shortfall relative to these comparative measures was generally the result of its conservative positioning, both in terms of quality and average maturity, during a period in which riskier, longer-duration high-yield securities outperformed. (Duration is a measure of interest-rate sensitivity.)

Repositioning fund with new management in place

On October 27, 2010, Columbia Management Investment Advisers, LLC, assumed day-to-day management responsibility for the fund's assets. The fund's new portfolio manager is Brian Lavin, CFA.

During the fourth quarter of 2010, the manager increased the fund's allocation to B rated securities, which benefited performance as the segment outperformed BB rated securities. Purchases were in part funded by selling higher quality holdings and shorter-duration callable bonds. Callable bonds have limited performance upside because of the callable nature of the securities. (Callable bonds can be redeemed by the issuer prior to their maturity dates.)

Looking ahead

With forecasted economic growth in the range of 2.5% to 3% in 2011, gradual improvement in the employment markets, accommodative monetary policy, adequate liquidity for corporate issuers and low default rates, we are constructive in our outlook for high-yield bonds. However, broader concerns are likely to weigh on higher-risk assets in 2011. These include the lingering European sovereign debt crisis, efforts to restrain growth in China and an uneven recovery evidenced by U.S. economic data. Corporate earnings continue to support the credit markets, but earnings growth will likely trend lower in 2011. Rising commodity prices are beginning to pressure margins in certain industries, which will cloud our outlook on profitability.

Against this backdrop, we view valuations as attractive. Yield spreads (the difference in yield between high-yield and Treasury securities) remain wide relative to their 20-year median and are helping to compensate for risks in the marketplace. In order for spreads to tighten, we believe that real demand will need to drive organic revenue growth and improved corporate fundamentals. Access to capital has allowed many companies to refinance or extend a substantial portion of their high-yield debt. This bodes well for default rates to remain low.

In this environment, we look to be opportunistic buyers during market pullbacks and relative value traders as spreads tighten. We believe that our disciplined credit selection, based on strong fundamental analysis and rigorous risk management, enables the portfolio to take advantage of these opportunities.

Past performance is no guarantee of future results.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high yield securities or "junk" bonds offers the potential for higher current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Holdings are disclosed as of December 31, 2010, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information

Columbia High Yield Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	10-year
Class A(07/07/00)	12.07	6.60	8.57
Class B(05/01/06)	12.01	6.54	8.54
Credit Suisse High Yield Index	14.42	8.40	9.11

Credit Suisse High Yield Index since inception returns as of June 30, 2000.

Net asset value per share ($)	12/31/09	12/31/10
Class A	9.76	10.06
Class B	9.75	10.05

Performance of a $10,000 investment, 01/01/01 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to May 1, 2006, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for Class B shares for the periods prior to May 1, 2006 would be lower.

Understanding Your Expenses

Columbia High Yield Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,072.30	1,022.18	3.13	3.06	0.60
Class B	1,000.00	1,000.00	1,071.80	1,021.88	3.45	3.36	0.66

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Investment Portfolio

Columbia High Yield Fund, Variable Series / December 31, 2010

	Par (a)	Value
CORPORATE FIXED-INCOME BONDS & NOTES—94.5%
Basic Materials—8.5%
Chemicals—4.3%
Agricultural Chemicals—0.3%
CF Industries, Inc. 6.875% 05/01/18	320,000	$342,400
7.125% 05/01/20	255,000	279,225
		621,625
Chemicals – Diversified—2.6%
INVISTA 9.250% 05/01/12 (b)	409,000	416,158
Koppers, Inc. 7.875% 12/01/19	565,000	605,962
Lyondell Chemical Co. 8.000% 11/01/17 (b)	1,277,000	1,412,681
NOVA Chemicals Corp. 3.568% 11/15/13 (05/15/11) (c)(d)	525,000	515,813
6.500% 01/15/12	1,355,000	1,405,812
8.375% 11/01/16	475,000	505,875
		4,862,301
Chemicals – Plastics—0.6%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 8.875% 02/01/18	1,130,000	1,207,688
Chemicals – Specialty—0.5%
Nalco Co. 6.625% 01/15/19 (b)	940,000	961,150
Petrochemicals—0.3%
Rain CII Carbon LLC & CII Carbon Corp. 8.000% 12/01/18 (b)	570,000	584,250
Forest Products & Paper—1.5%
Paper & Related Products—1.5%
Georgia-Pacific LLC 5.400% 11/01/20 (b)	1,076,000	1,063,819
Smurfit Capital Funding PLC 7.500% 11/20/25	1,873,000	1,727,842
		2,791,661
Iron/Steel—0.5%
Steel – Producers—0.5%
United States Steel Corp. 7.000% 02/01/18	814,000	826,210
7.375% 04/01/20	208,000	213,200
		1,039,410
Metals & Mining—2.2%
Diversified Minerals—0.9%
FMG Resources August 2006 6.375% 02/01/16 (b)	460,000	460,000
7.000% 11/01/15 (b)	1,188,000	1,217,700
		1,677,700

	Par (a)		Value
Metal – Aluminum—0.7%
Novelis, Inc. 8.375% 12/15/17 (b)		670,000	$693,450
8.750% 12/15/20 (b)		670,000	695,125
			1,388,575
Metal – Copper—0.2%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 04/01/17		425,000	470,156
Metal – Diversified—0.4%
Allegheny Technologies, Inc. 8.375% 12/15/11		690,000	718,294
Communications—22.0%
Advertising—0.4%
Advertising Services—0.4%
inVentiv Health, Inc. 10.000% 08/15/18 (b)		711,000	712,778
Media—9.5%
Broadcast Services/Programs—1.3%
Clear Channel Worldwide Holdings, Inc. 9.250% 12/15/17		955,000	1,045,725
XM Satellite Radio, Inc. 7.625% 11/01/18 (b)		1,420,000	1,466,150
			2,511,875
Cable TV—4.3%
Bresnan Broadband Holdings LLC 8.000% 12/15/18 (b)		25,000	25,750
CCO Holdings LLC/CCO Holdings Capital Corp. 8.125% 04/30/20		1,580,000	1,662,950
Cequel Communications Holdings I LLC & Cequel Capital Corp. 8.625% 11/15/17 (b)		965,000	1,008,425
CSC Holdings LLC 8.500% 04/15/14		300,000	329,625
DISH DBS Corp. 7.875% 09/01/19		1,240,000	1,295,800
Rainbow National Services LLC 10.375% 09/01/14 (b)		1,675,000	1,737,812
Shaw Communications, Inc. 7.500% 11/20/13	CAD	365,000	412,215
Videotron Ltee 6.375% 12/15/15		1,475,000	1,508,188
6.875% 01/15/14		350,000	354,375
			8,335,140
Multimedia—0.8%
Entravision Communications Corp. 8.750% 08/01/17 (b)		385,000	406,175

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2010

	Par (a)	Value
Lamar Media Corp. 7.875% 04/15/18	575,000	$610,937
9.750% 04/01/14	495,000	569,250
		1,586,362
Publishing – Periodicals—0.0%
Ziff Davis Media, Inc. PIK, 11.500% 07/15/11 (01/15/11) (c)(d)(e)	65,270	1,704
Radio—0.8%
Salem Communications Corp. 9.625% 12/15/16	1,375,000	1,457,500
Television—2.3%
Belo Corp. 8.000% 11/15/16	1,080,000	1,163,700
CW Media Holdings, Inc. 13.500% 08/15/15 (b)	285,000	323,475
Sinclair Television Group, Inc. 9.250% 11/01/17 (b)	1,770,000	1,916,025
Univision Communications, Inc. 7.875% 11/01/20 (b)	930,000	976,500
		4,379,700
Telecommunication Services—12.1%
Cellular Telecommunications—2.6%
iPCS, Inc. 2.412% 05/01/13 (02/01/11) (c)(d)	65,000	62,563
MetroPCS Wireless, Inc. 6.625% 11/15/20	1,155,000	1,100,137
7.875% 09/01/18	375,000	389,063
NII Capital Corp. 10.000% 08/15/16	350,000	387,625
Sprint Nextel Corp. 8.375% 08/15/17	1,355,000	1,453,237
Wind Acquisition Finance SA 7.250% 02/15/18 (b)	1,660,000	1,689,050
		5,081,675
Media—2.0%
Nielsen Finance LLC 2.264% 08/09/13 (01/10/11) (c)(d)(f)	1,034,586	1,020,730
7.750% 10/15/18 (b)	1,069,000	1,106,415
Quebecor Media, Inc. 7.750% 03/15/16	1,635,000	1,688,137
9.750% 01/15/49 (e)	1,855,000	96,460
		3,911,742
Satellite Telecommunications—0.9%
Inmarsat Finance PLC 7.375% 12/01/17 (b)	485,000	509,250
Intelsat Subsidiary Holding Co., Ltd. 8.875% 01/15/15 (b)	1,099,000	1,123,728
		1,632,978
Telecommunication Services—2.9%
American Tower Corp. 7.250% 05/15/19	335,000	378,561

	Par (a)	Value
CC Holdings GS V LLC/Crown Castle GS III Corp. 7.750% 05/01/17 (b)	1,405,000	$1,534,962
Clearwire Communications LLC/Clearwire Finance, Inc. 12.000% 12/01/15 (b)	695,000	750,325
12.000% 12/01/17 (b)	220,000	227,700
PAETEC Holding Corp. 8.875% 06/30/17	1,075,000	1,147,562
SBA Telecommunications, Inc. 8.250% 08/15/19	355,000	387,838
tw telecom holdings, Inc. 8.000% 03/01/18	360,000	382,500
West Corp. 7.875% 01/15/19 (b)	655,000	666,463
		5,475,911
Telephone – Integrated—3.7%
Cincinnati Bell, Inc. 8.250% 10/15/17	955,000	945,450
8.375% 10/15/20	303,000	290,880
Frontier Communications Corp. 8.500% 04/15/20	445,000	486,162
Level 3 Financing, Inc. 9.250% 11/01/14	1,515,000	1,503,637
Qwest Corp. 8.875% 03/15/12	391,000	422,769
Sprint Capital Corp. 6.875% 11/15/28	565,000	494,375
6.900% 05/01/19	780,000	770,250
Virgin Media Finance PLC 8.375% 10/15/19	235,000	256,738
9.500% 08/15/16	875,000	988,750
Windstream Corp. 7.750% 10/15/20	955,000	983,650
		7,142,661
Consumer Cyclical—11.9%
Airlines—0.1%
Delta Air Lines, Inc. 1.000% 12/27/15 (g)	215,000	4,838
2.875% 02/06/24 (g)	470,000	10,575
2.875% 02/18/49 (g)	275,000	6,188
8.000% 06/03/23 (g)	280,000	6,300
8.000% 06/03/49 (g)	690,000	15,525
8.300% 12/15/29 (g)	40,000	900
9.250% 03/15/49 (g)	280,000	6,300
9.750% 05/15/49 (g)	1,535,000	34,537
10.000% 08/15/49 (g)	285,000	6,412
10.125% 05/15/49 (g)	1,705,000	38,362
10.375% 12/15/22 (g)	275,000	6,188
10.375% 02/01/49 (g)	470,000	10,575
Northwest Airlines, Inc. 7.625% 11/15/23 (g)	500,000	500
7.875% 03/15/13 (g)	944,300	944
8.700% 03/15/49 (g)	35,000	35

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2010

	Par (a)	Value
8.875% 06/01/49 (g)	405,100	$405
10.000% 02/01/49 (g)	2,035,600	2,036
		150,620
Auto Manufacturers—0.9%
Auto – Cars/Light Trucks—0.9%
Ford Holdings LLC 9.300% 03/01/30	210,000	244,650
Ford Motor Co. 3.020% 12/16/13 (01/18/11) (c)(d)(f)	1,526,680	1,519,250
		1,763,900
Auto Parts & Equipment—1.6%
Auto/Truck Parts & Equipment – Original—1.3%
Collins & Aikman Products Co. 12.875% 08/15/12 (b)(e)(h)	620,000	62
Cooper-Standard Automotive, Inc. 8.500% 05/01/18 (b)	390,000	413,400
Lear Corp. 8.125% 03/15/20	855,000	929,812
8.750% 12/01/16 (e)	595,000	893
Tenneco Automotive, Inc. 7.750% 08/15/18 (b)	375,000	397,500
TRW Automotive, Inc. 7.000% 03/15/14 (b)	765,000	818,550
		2,560,217
Auto/Truck Parts & Equipment – Replacement—0.3%
Affinia Group, Inc. 10.750% 08/15/16 (b)	477,000	529,470
Entertainment—3.6%
Casino Services—0.4%
Greektown Superholdings, Inc. 13.000% 07/01/15 (b)	525,000	588,000
Tunica-Biloxi Gaming Authority 9.000% 11/15/15 (b)	148,000	139,490
		727,490
Gambling (Non-Hotel)—2.3%
Boyd Gaming Corp. 9.125% 12/01/18 (b)	1,298,000	1,281,775
Penn National Gaming, Inc. 6.750% 03/01/15	810,000	822,150
Pinnacle Entertainment, Inc. 7.500% 06/15/15	685,000	686,712
8.750% 05/15/20	975,000	1,009,125
San Pasqual Casino 8.000% 09/15/13 (b)	40,000	40,050
Seminole Hard Rock Entertainment, Inc. 2.802% 03/15/14 (03/15/11) (b)(c)(d)	760,000	695,400
		4,535,212
Motion Pictures & Services—0.0%
United Artists Theatre Circuit, Inc. 9.300% 07/01/15 (e)	35,541	35,864

	Par (a)	Value
Racetracks—0.2%
Speedway Motorsports, Inc. 8.750% 06/01/16	420,000	$452,550
Resorts/Theme Parks—0.3%
Vail Resorts, Inc. 6.750% 02/15/14	475,000	480,938
Theaters—0.4%
AMC Entertainment, Inc. 8.750% 06/01/19	750,000	800,625
Home Furnishings—0.2%
Sealy Mattress Co. 10.875% 04/15/16 (b)	306,000	345,780
Housewares—0.4%
Libbey Glass, Inc. 10.000% 02/15/15 (b)	725,000	779,375
Lodging—2.8%
Casino Hotels—1.5%
MGM Resorts International 11.125% 11/15/17	1,920,000	2,208,000
13.000% 11/15/13	210,000	248,325
Seneca Gaming Corp. 8.250% 12/01/18 (b)	455,000	456,137
		2,912,462
Hotels & Motels—1.3%
Host Hotels & Resorts LP 6.375% 03/15/15	635,000	644,525
7.125% 11/01/13	128,000	129,920
ITT Corp. 7.375% 11/15/15	420,000	472,500
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 05/15/18	210,000	229,950
7.875% 05/01/12	795,000	846,675
Wyndham Worldwide Corp. 7.375% 03/01/20	170,000	186,889
		2,510,459
Office Furnishings—0.1%
Office Furnishings – Original—0.1%
Interface, Inc. 7.625% 12/01/18 (b)	160,000	165,200
Retail—2.2%
Retail – Apparel/Shoe—0.5%
Giraffe Acquisition Corp. 9.125% 12/01/18 (b)	865,000	901,762
Retail – Automobiles—1.2%
Asbury Automotive Group, Inc. 7.625% 03/15/17	170,000	171,700
AutoNation, Inc. 6.750% 04/15/18	465,000	480,113
Sonic Automotive, Inc. 8.625% 08/15/13	87,000	88,305
9.000% 03/15/18	555,000	584,137
United Auto Group, Inc. 7.750% 12/15/16	870,000	887,400
		2,211,655

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2010

	Par (a)	Value
Retail – Drug Stores—0.1%
Rite Aid Corp. 8.000% 08/15/20	220,000	$229,075
Retail – Miscellaneous/Diversified—0.4%
Susser Holdings LLC 8.500% 05/15/16	735,000	788,288
Consumer Non-Cyclical—13.3%
Beverages—0.9%
Beverages – Non-Alcoholic—0.9%
Cott Beverages, Inc. 8.125% 09/01/18	545,000	587,238
8.375% 11/15/17	925,000	999,000
		1,586,238
Beverages – Wine/Spirits—0.0%
Constellation Brands, Inc. 7.250% 05/15/17	47,000	49,761
Biotechnology—0.2%
Medical – Biomedical/Gene—0.2%
Bio-Rad Laboratories, Inc. 8.000% 09/15/16	340,000	368,900
Commercial Services—2.8%
Commercial Services—0.3%
Brickman Group Holdings, Inc. 9.125% 11/01/18 (b)	100,000	101,250
KAR Holdings, Inc. 4.287% 05/01/14 (02/01/11) (c)(d)	475,000	450,062
8.750% 05/01/14	65,000	67,600
		618,912
Consulting Services—0.2%
FTI Consulting, Inc. 7.750% 10/01/16	325,000	334,750
Rental Auto/Equipment—1.6%
Avis Budget Car Rental LLC/ Avis Budget Finance, Inc. 8.250% 01/15/19 (b)	780,000	787,800
Hertz Corp. 7.375% 01/15/21 (b)	418,000	422,180
7.500% 10/15/18 (b)	890,000	923,375
United Rentals North America, Inc. 9.250% 12/15/19	855,000	951,187
		3,084,542
Schools—0.7%
Knowledge Learning Corp., Inc. 7.750% 02/01/15 (b)	1,435,000	1,406,300
Security Services—0.0%
Garda World Security Corp. 9.750% 03/15/17 (b)	15,000	16,088

	Par (a)	Value
Food—1.0%
Food – Meat Products—0.8%
Smithfield Foods, Inc. 10.000% 07/15/14 (b)	450,000	$518,625
Tyson Foods, Inc. 10.500% 03/01/14	800,000	946,000
		1,464,625
Food – Miscellaneous/Diversified—0.2%
B&G Foods, Inc. 7.625% 01/15/18	390,000	410,475
Healthcare Products—0.8%
Medical Products—0.8%
Biomet, Inc. 10.000% 10/15/17	535,000	584,488
11.625% 10/15/17	570,000	629,850
Hanger Orthopedic Group, Inc. 7.125% 11/15/18	278,000	277,305
		1,491,643
Healthcare Services—3.7%
Medical Labs & Testing Services—0.1%
American Renal Holdings 8.375% 05/15/18 (b)	130,000	133,250
Medical – HMO—0.4%
Multiplan, Inc. 9.875% 09/01/18 (b)	755,000	802,188
Medical – Hospitals—3.0%
Capella Healthcare, Inc. 9.250% 07/01/17 (b)	380,000	402,800
HCA, Inc. 6.300% 10/01/12	1,170,000	1,196,325
6.750% 07/15/13	115,000	118,162
7.250% 09/15/20	2,675,000	2,795,375
7.750% 05/15/21 (b)	165,000	165,000
Tenet Healthcare Corp. 8.875% 07/01/19	780,000	881,400
Vanguard Health Holding Co. II, LLC/Vanguard Holding Co. II, Inc. 8.000% 02/01/18	120,000	123,000
		5,682,062
Physical Therapy/Rehab Centers—0.2%
Healthsouth Corp. 8.125% 02/15/20	390,000	419,250
Household Products/Wares—2.5%
Consumer Products – Miscellaneous—2.5%
Central Garden & Pet Co. 8.250% 03/01/18	965,000	977,063
Jarden Corp. 7.500% 05/01/17	645,000	679,669
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC/Reynolds Group Issuer 7.750% 10/15/16 (b)	1,085,000	1,147,387
9.000% 04/15/19 (b)	560,000	580,300

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2010

	Par (a)	Value
Scotts Miracle-Gro Co. 6.625% 12/15/20 (b)	115,000	$115,000
Spectrum Brands Holdings, Inc. 9.500% 06/15/18 (b)	1,220,000	1,340,475
		4,839,894
Pharmaceuticals—1.4%
Medical – Drugs—0.7%
ConvaTec Healthcare E SA 10.500% 12/15/18 (b)	455,000	461,256
Lantheus Medical Imaging, Inc. 9.750% 05/15/17 (b)	385,000	402,325
Valeant Pharmaceuticals International 6.750% 10/01/17 (b)	285,000	283,575
7.000% 10/01/20 (b)	285,000	281,437
		1,428,593
Medical – Generic Drugs—0.7%
Mylan, Inc. 6.000% 11/15/18 (b)	530,000	520,725
7.625% 07/15/17 (b)	785,000	835,044
		1,355,769
Diversified—0.3%
Diversified Holding Companies—0.3%
Diversified Operations—0.3%
Leucadia National Corp. 7.125% 03/15/17	515,000	530,450
Energy—13.5%
Coal—1.5%
Consol Energy, Inc. 8.000% 04/01/17 (b)	885,000	942,525
8.250% 04/01/20 (b)	870,000	939,600
Peabody Energy Corp. 7.375% 11/01/16	530,000	588,300
7.875% 11/01/26	345,000	374,325
		2,844,750
Oil & Gas—8.8%
Oil & Gas Drilling—0.1%
Precision Drilling Corp. 6.625% 11/15/20 (b)	160,000	162,800
Oil Companies – Exploration & Production—8.7%
Berry Petroleum Co. 6.750% 11/01/20	180,000	180,900
10.250% 06/01/14	525,000	602,438
Brigham Exploration Co. 8.750% 10/01/18 (b)	200,000	216,000
Carrizo Oil & Gas, Inc. 8.625% 10/15/18 (b)	972,000	1,001,160
Chaparral Energy, Inc. 8.500% 12/01/15	190,000	193,325
Chesapeake Energy Corp. 6.625% 08/15/20	1,555,000	1,531,675

	Par (a)	Value
Comstock Resources, Inc. 6.875% 03/01/12	385,000	$385,481
Concho Resources, Inc./ Midland TX 7.000% 01/15/21	447,000	458,175
8.625% 10/01/17	235,000	256,150
Continental Resources, Inc. 7.125% 04/01/21 (b)	75,000	78,750
7.375% 10/01/20	375,000	397,500
Denbury Resources, Inc. 9.750% 03/01/16	375,000	418,125
EXCO Resources, Inc. 7.500% 09/15/18	1,025,000	1,004,500
Forest Oil Corp. 8.000% 12/15/11	160,000	167,200
Hilcorp Energy I LP/Hilcorp Finance Co. 7.750% 11/01/15 (b)	730,000	753,725
Hilcorp Energy LP/Hilcorp Finance Co. 9.000% 06/01/16 (b)	540,000	571,050
Newfield Exploration Co. 6.625% 09/01/14	1,015,000	1,035,300
6.625% 04/15/16	820,000	842,550
PetroHawk Energy Corp. 7.250% 08/15/18	955,000	964,550
7.875% 06/01/15	405,000	421,706
Plains Exploration & Production Co. 10.000% 03/01/16	630,000	704,025
Quicksilver Resources, Inc. 9.125% 08/15/19	975,000	1,070,063
Range Resources Corp. 6.375% 03/15/15	660,000	673,200
7.500% 05/15/16	260,000	269,750
7.500% 10/01/17	380,000	400,425
SandRidge Energy, Inc. PIK, 8.625% 04/01/15	575,000	588,656
Whiting Petroleum Corp. 7.000% 02/01/14	1,520,000	1,596,000
		16,782,379
Oil & Gas Services—0.5%
Oil – Field Services—0.5%
Aquilex Holdings LLC/ Aquilex Finance Corp. 11.125% 12/15/16	80,000	81,000
Expro Finance Luxembourg SCA 8.500% 12/15/16 (b)	71,000	67,805
Frac Tech Services LLC/ Frac Tech Finance, Inc. 7.125% 11/15/18 (b)	465,000	471,975
Trinidad Drilling Ltd. 7.875% 01/15/19 (b)	397,000	400,970
		1,021,750

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2010

	Par (a)	Value
Pipelines—2.7%
Copano Energy LLC/Copano Energy Finance Corp. 7.750% 06/01/18	1,145,000	$1,167,900
8.125% 03/01/16	170,000	175,100
El Paso Corp. 6.500% 09/15/20 (b)	613,000	617,171
7.250% 06/01/18	1,119,000	1,197,906
MarkWest Energy Partners LP 8.500% 07/15/16	640,000	675,200
Northwest Pipeline Corp. 7.125% 12/01/25	150,000	183,151
Regency Energy Partners LP/Regency Energy Finance Corp. 6.875% 12/01/18	1,180,000	1,194,750
		5,211,178
Financials—12.7%
Banks—2.0%
Commercial Banks – Eastern U.S.—2.0%
CIT Group, Inc. 7.000% 05/01/17	3,815,000	3,824,538
Diversified Financial Services—7.4%
Finance – Auto Loans—4.6%
Ally Financial, Inc. 6.250% 12/01/17 (b)	680,000	680,000
6.875% 09/15/11	350,000	359,625
7.250% 03/02/11	446,000	448,230
8.000% 03/15/20	1,350,000	1,474,875
8.300% 02/12/15	310,000	341,000
AmeriCredit Corp. 8.500% 07/01/15	615,000	641,137
Ford Motor Credit Co. 5.552% 06/15/11 (03/15/11) (c)(d)	675,000	685,125
7.250% 10/25/11	100,000	103,355
7.800% 06/01/12	150,000	159,469
8.125% 01/15/20	1,905,000	2,216,302
12.000% 05/15/15	285,000	358,513
GMAC, Inc. 6.750% 12/01/14	1,182,000	1,244,055
		8,711,686
Finance – Consumer Loans—0.3%
American General Finance Corp. 6.900% 12/15/17	785,000	633,887
Finance – Investment Banker/Broker—1.0%
E*Trade Financial Corp. PIK, 12.500% 11/30/17	1,620,000	1,903,500
Finance – Leasing Company—0.8%
International Lease Finance Corp. 8.250% 12/15/20	475,000	489,250
8.875% 09/01/17	1,000,000	1,078,750
		1,568,000

	Par (a)	Value
Investment Management/Advisor Service—0.4%
Janus Capital Group, Inc. 6.950% 06/15/17	715,000	$744,906
Special Purpose Entity—0.3%
Harley-Davidson Funding Corp. 6.800% 06/15/18 (b)	600,000	632,018
Insurance—2.7%
Insurance Brokers—0.5%
Trinity Acquisition Ltd. 12.875% 12/31/16 (b)(e)	520,000	716,092
Willis North America, Inc. 6.200% 03/28/17	270,000	277,439
		993,531
Multi-Line Insurance—1.1%
Fairfax Financial Holdings Ltd. 7.375% 04/15/18	350,000	362,688
8.300% 04/15/26	15,000	15,206
ING Groep NV 5.775% 12/29/49 (12/08/15) (c)(d)	2,012,000	1,730,320
		2,108,214
Mutual Insurance—0.0%
Lumbermens Mutual Casualty 8.450% 12/01/97 (b)(h)	30,000	300
9.150% 07/01/26 (b)(h)	645,000	6,450
		6,750
Property/Casualty Insurance—1.1%
Crum & Forster Holdings Corp. 7.750% 05/01/17	1,920,000	1,996,800
Investment Companies—0.6%
Offshore Group Investments Ltd. 11.500% 08/01/15 (b)	1,155,000	1,253,175
Industrials—5.1%
Aerospace & Defense—0.5%
Aerospace/Defense – Equipment—0.5%
BE Aerospace, Inc. 8.500% 07/01/18	365,000	399,675
TransDigm, Inc. 7.750% 12/15/18 (b)	599,000	619,965
		1,019,640
Building Materials—0.6%
Building & Construction Products – Miscellaneous—0.6%
Building Materials Corp. of America 6.875% 08/15/18 (b)	460,000	455,400
7.000% 02/15/20 (b)	440,000	452,100
Interline Brands, Inc. 7.000% 11/15/18 (b)	261,000	264,915
		1,172,415
Environmental Control—0.1%
Alternative Waste Technology—0.1%
Darling International, Inc. 8.500% 12/15/18 (b)	115,000	119,888

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2010

	Par (a)	Value
Machinery – Diversified—1.2%
Machinery – Farm—0.5%
Case New Holland, Inc. 7.875% 12/01/17 (b)	955,000	$1,043,338
Machinery – General Industry—0.7%
CPM Holdings, Inc. 10.625% 09/01/14 (b)	39,000	41,730
Manitowoc Co., Inc. 8.500% 11/01/20	1,155,000	1,227,187
		1,268,917
Metal Fabricate/Hardware—0.7%
Metal Processors & Fabrication—0.7%
Neenah Foundry Co. 11.000% 01/29/15 (e)(f)	1,080,000	1,080,000
15.000% 07/29/15	234,444	230,048
		1,310,048
Miscellaneous Manufacturing—1.6%
Diversified Manufacturing Operators—1.3%
Actuant Corp. 6.875% 06/15/17	680,000	695,300
Amsted Industries, Inc. 8.125% 03/15/18 (b)	1,095,000	1,162,069
SPX Corp. 6.875% 09/01/17 (b)	111,000	117,938
7.625% 12/15/14	555,000	603,562
		2,578,869
Filtration/Separate Products—0.3%
Polypore International, Inc. 7.500% 11/15/17 (b)	545,000	555,900
Packaging & Containers—0.2%
Containers – Metal/Glass—0.2%
Ardagh Packaging Finance PLC 9.125% 10/15/20 (b)	400,000	416,000
Transportation—0.2%
Automotive—0.0%
BHM Technologies 8.500% 09/30/13 (e)(f)(i)	386,034	1,042
Transportation – Air Freight—0.0%
AMGH Merger Sub, Inc. 9.250% 11/01/18 (b)	25,000	26,250
Transportation – Railroad—0.2%
Kansas City Southern de Mexico SA de CV 7.375% 06/01/14	280,000	292,600
Kansas City Southern Railway 8.000% 06/01/15	90,000	96,750
		389,350
Technology—1.5%
Computers—0.5%
Computer Services—0.5%
SunGard Data Systems, Inc. 7.375% 11/15/18 (b)	995,000	999,975
Semiconductors—0.2%
Electronic Components – Semiconductors—0.2%
STATS ChipPAC Ltd. 7.500% 08/12/15 (b)	375,000	404,063

	Par (a)	Value
Software—0.8%
Application Software—0.5%
SS&C Technologies, Inc. 11.750% 12/01/13	774,000	$799,155
Data Processing/Management—0.3%
First Data Corp. 8.250% 01/15/21 (b)	182,000	174,720
9.875% 09/24/15	15,000	14,288
12.625% 01/15/21 (b)	402,000	383,910
PIK, 10.550% 09/24/15	27,000	24,862
		597,780
Utilities—5.7%
Electric—5.7%
Electric – Generation—0.1%
Cedar Brakes LLC 8.500% 02/15/14 (b)	67,541	69,282
9.875% 09/01/13 (b)	84,267	89,869
		159,151
Electric – Integrated—4.5%
Calpine Construction Finance Co. LP 8.000% 06/01/16 (b)	2,620,000	2,783,750
CMS Energy Corp. 5.050% 02/15/18	540,000	533,943
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 10.000% 12/01/20	480,000	495,011
Ipalco Enterprises, Inc. 7.250% 04/01/16 (b)	345,000	368,288
Nevada Power Co. 5.875% 01/15/15	775,000	864,199
6.500% 04/15/12	200,000	212,688
PNM Resources, Inc. 9.250% 05/15/15	835,000	922,675
Public Service Co. of New Mexico 7.950% 05/15/18	585,000	657,454
Texas Competitive Electric Holdings Co. LLC 3.764% 10/10/14 (01/10/11) (c)(d)(f)	2,449,250	1,888,445
		8,726,453
Independent Power Producer—1.1%
NRG Energy, Inc. 7.375% 01/15/17	1,689,000	1,739,671
RRI Energy, Inc. 7.625% 06/15/14	320,000	327,200
		2,066,871
Total Corporate Fixed-Income Bonds & Notes (cost of $177,735,374)		181,512,435

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2010

	Shares	Value
COMMON STOCKS—0.3%
Communications—0.0%
Media—0.0%
Haights Cross Communications (e)(j)(k)	27,056	$—
Ziff Davis Media, Inc. (e)(j)	1,111	11
		11
Consumer Cyclical—0.1%
Airlines—0.1%
Delta Air Lines, Inc. (j)	16,635	209,601
Consumer Staples—0.0%
Beverages—0.0%
Cott Corp. (j)	1,700	15,317
Industrials—0.2%
Commercial Services & Supplies—0.2%
Neenah Enterprises, Inc. (e)	45,482	204,214
Quad/Graphics, Inc. (j)	2,869	118,375
		322,589
Road & Rail—0.0%
Quality Distribution, Inc. (j)	195	1,773
Information Technology—0.0%
Communications Equipment—0.0%
Loral Space & Communications, Inc. (j)	6	459
Transportation—0.0%
Automotive—0.0%
BHM Technologies (e)(j)	35,922	359
Total Common Stocks (cost of $845,407)		550,109
PREFERRED STOCKS—0.2%
Financials—0.2%
Real Estate Investment Trusts (REITs)—0.2%
REITS – Diversified—0.2%
Sovereign Real Estate Investment Corp., 12.00% (b)	450	513,000
Transportation—0.0%
Automotive—0.0%
BHM Technologies (e)(j)	430	4
Total Preferred Stocks (cost of $561,106)		513,004

	Par (a)	Value
CONVERTIBLE BONDS—0.3%
Communications—0.0%
Internet—0.0%
Web Portals/ISP—0.0%
At Home Corp. 4.750% 12/31/49 (e)(i)	296,350	$29
Retail—0.2%
Retail – Automobiles—0.2%
Asbury Automotive Group, Inc. 3.000% 09/15/12	480,000	474,600
Telecommunication Services—0.1%
Wireless Telecommunication Services—0.1%
NII Holdings, Inc. 3.125% 06/15/12	175,000	171,719
Total Convertible Bonds (cost of $553,629)		646,348
	Units
WARRANTS—0.0%
Communications—0.0%
Media—0.0%
Multimedia—0.0%
Haights Cross Communications Expires 12/10/11 (b)(e)(k)(j)	318	—
ION Media Networks, Inc. (e)(j)	61	1
		1
Total Warrants (cost of $316,604)		1
	Par (a)
SHORT-TERM OBLIGATION—3.1%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/10, due 01/03/10 at 0.160%, collateralized by a U.S. Government Agency obligation maturing 01/27/14, market value $6,055,075 (repurchase proceeds $5,936,079)	5,936,000	5,936,000
Total Short-Term Obligation (cost of $5,936,000)		5,936,000
Total Investments—98.4% (cost of $185,948,120) (l)		189,157,897
Other Assets & Liabilities, Net—1.6%		3,018,354
Net Assets—100.0%		$192,176,251

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2010

Notes to Investment Portfolio:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities, which are not illiquid except for the following, amounted to $63,457,563, which represents 33.1% of net assets.

Security	Acquisition Date	Par/ Shares/ Units	Acquisition Cost	Market Value
Lumbermens Mutual Casualty: 8.450% 12/01/97	03/06/03	$30,000	$2,756	$300
9.150% 07/01/26	01/10/03- 03/06/03	645,000	140,714	6,450
Haights Cross Communications: Warrants Expire 12/10/11	01/15/04- 02/03/06	318	—	—
Sovereign Real Estate Investment Corp. Preferred Stock 12.000%	08/21/00- 10/17/06	450	561,082	513,000
Trinity Acquisition Ltd. 12.875% 12/31/16	03/04/09	$520,000	520,000	716,092
				$1,235,842

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2010.

(d)  Parenthetical date represents the next interest rate reset date for the security.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2010, the value of these securities amounted to $2,136,735, which represents 1.1% of net assets.

(f)  Loan participation agreement.

(g)  Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(h)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At December 31, 2010, the value of these securities amounted to $6,812, which represents less than 0.1% of net assets.

(i)  The issuer is in default of certain debt covenants. Income is not being accrued. At December 31, 2010, the value of these securities amounted to $1,071, which represents less than 0.1% of net assets.

(j)  Non-income producing security.

(k)  Security has no value.

(l)  Cost for federal income tax purposes is $186,522,244.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$16,322,810	$—	$16,322,810
Communications	—	42,131,862	98,164	42,230,026
Consumer Cyclical	—	22,844,123	36,819	22,880,942
Consumer Non-Cyclical	—	25,493,240	—	25,493,240
Diversified	—	530,450	—	530,450
Energy	—	26,022,857	—	26,022,857
Financials	—	24,377,005	—	24,377,005
Industrials	—	8,820,615	1,081,042	9,901,657
Technology	—	2,800,973	—	2,800,973
Utilities	—	10,952,475	—	10,952,475
Total Corporate Fixed-Income Bonds & Notes	—	180,296,410	1,216,025	181,512,435
Common Stocks
Communications	—	—	11	11
Consumer Cyclical	209,601	—	—	209,601
Consumer Staples	15,317	—	—	15,317
Industrials	120,148	—	204,214	324,362
Information Technology	459	—	—	459
Transportation	—	—	359	359
Total Common Stocks	345,525	—	204,584	550,109
Preferred Stocks
Financials	—	513,000	—	513,000
Transportation	—	—	4	4
Total Preferred Stocks	—	513,000	4	513,004
Convertible Bonds
Communications	—	—	29	29
Retail	—	474,600	—	474,600
Telecommunication Services	—	171,719	—	171,719
Total Convertible Bonds	—	646,319	29	646,348
Total Warrants	—	—	1	1
Total Short-Term Obligation	—	5,936,000	—	5,936,000
Total Investments	$345,525	$187,391,729	$1,420,643	$189,157,897

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain common stocks and corporate fixed-income bonds & notes classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company's bankruptcy filing.

Certain corporate fixed-income bonds & notes classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2010

included, but were not limited to, estimated cash flows of the securities and observed yields on securities management deemed comparable.

Certain common stocks and corporate fixed-income bonds & notes classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company's capital structure.

The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Corporate Fixed Income Bonds & Notes
Communications	$113,414	$—	$4,120	$2,931	$67,065	$(89,366)	$—	$—	$98,164
Consumer Cyclical	24,511	(6)	473	15,487	—	(5,208)	1,562	—	36,819
Financials	707,387	—	—	8,705	—	—	—	(716,092)	—
Industrials	51,484	—	(50,157)	8,463	1,080,426	(9,174)	—	—	1,081,042
Preferred Stocks
Transportation	4	—	—	—	—	—	—	—	4
Common Stocks
Communications	11	—	—	—	—	—	—	—	11
Industrials	—	—	—	(181,019)	385,233	—	—	—	204,214
Transportation	359	—	—	—	—	—	—	—	359
Convertible Bonds
Communications	30	—	—	(1)	—	—	—	—	29
Warrants
Communications	—	—	(13,519)	(303,084)	316,604	—	—	—	1
	$897,200	$(6)	$(59,083)	$(448,518)	$1,849,328	$(103,748)	$1,562	$(716,092)	$1,420,643

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributed to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $496,347. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy during the period January 1, 2010 to December 31, 2010:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$716,092	$1,562	$1,562	$716,092

Financial assets were transferred from Level 2 to Level 3 due to management's determination and consideration of estimates of distributions from potential actions related to the respective company's bankruptcy filing. As a result, as of period end, management determined to fair value the securities under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 due to management's determination that there was sufficient, reliable and observable market data based on yields of comparable securities to value these assets as of period end.

For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	94.5
Common Stocks	0.3
Preferred Stocks	0.2
Convertible Bonds	0.3
Warrants	0.0	*
	95.3
Short Term Obligation	3.1
Other Assets & Liabilities, Net	1.6
Total	100.0

*Rounds to less than 0.1%.

Acronym	Name
CAD	Canadian Dollar

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Columbia High Yield Fund, Variable Series / December 31, 2010

Assets
Investments, at cost	$185,948,120
Investments, at value	$189,157,897
Cash	17,402
Receivable for:
Fund shares sold	514,011
Interest	2,896,172
Foreign tax reclaims	1,683
Expense reimbursement due from investment adviser	33,415
Trustees' deferred compensation plan	5,781
Prepaid expenses	1,354
Total Assets	192,627,715
Liabilities
Payable for:
Fund shares repurchased	88,242
Investment advisory fee	215,445
Administration fee	7,359
Pricing and bookkeeping fees	10,407
Transfer agent fee	9,686
Trustees' fees	43,388
Custody fee	2,242
Distribution and service fees	6,720
Chief compliance officer expenses	237
Trustees' deferred compensation plan	5,781
Other liabilities	61,957
Total Liabilities	451,464
Net Assets	$192,176,251
Net Assets Consist of
Paid-in capital	$208,114,058
Undistributed net investment income	13,161,212
Accumulated net realized loss	(32,308,869)
Net unrealized appreciation on:
Investments	3,209,777
Foreign currency translations	73
Net Assets	$192,176,251
Class A:
Net assets	$57,869,925
Shares outstanding	5,754,096
Net asset value per share	$10.06
Class B:
Net assets	$134,306,326
Shares outstanding	13,363,139
Net asset value per share	$10.05

See Accompanying Notes to Financial Statements.

Statement of Operations

Columbia High Yield Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Dividends	$75,862
Interest	14,756,522
Total Investment Income	14,832,384
Expenses
Investment advisory fee	1,044,093
Administration fee	317,800
Distribution fees — Class B	330,341
Transfer agent fee	37,883
Pricing and bookkeeping fees	94,011
Trustees' fees	31,306
Custody fee	9,701
Chief compliance officer expenses	1,097
Other expenses	159,001
Total Expenses	2,025,233
Fees waived or expenses reimbursed by investment adviser	(555,690)
Fees waived by distributor — Class B	(251,059)
Custody earnings credit	(220)
Net Expenses	1,218,264
Net Investment Income	13,614,120
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	1,950,588
Foreign currency transactions	(6,110)
Net realized gain	1,944,478
Net change in unrealized appreciation (depreciation) on:
Investments	5,926,545
Foreign currency translations	27
Net change in unrealized appreciation (depreciation)	5,926,572
Net Gain	7,871,050
Net Increase Resulting from Operations	$21,485,170

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Columbia High Yield Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment income	$13,614,120	$14,136,452
Net realized gain (loss) on investments and foreign currency transactions	1,944,478	(17,023,763)
Net change in unrealized appreciation on investments and foreign currency translations	5,926,572	64,617,155
Net increase resulting from operations	21,485,170	61,729,844
Distributions to Shareholders
From net investment income:
Class A	(4,531,681)	(5,539,923)
Class B	(10,362,420)	(12,155,449)
Total distributions to shareholders	(14,894,101)	(17,695,372)
Net Capital Stock Transactions	(5,110,889)	2,462,400
Total increase in net assets	1,480,180	46,496,872
Net Assets
Beginning of period	190,696,071	144,199,199
End of period	$192,176,251	$190,696,071
Undistributed net investment income at end of period	$13,161,212	$13,603,911

Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	811,708	$8,117,471	694,716	$5,969,610
Distributions reinvested	477,522	4,531,681	658,731	5,539,923
Redemptions	(1,505,284)	(15,018,068)	(1,647,595)	(14,389,655)
Net decrease	(216,054)	(2,368,916)	(294,148)	(2,880,122)
Class B
Subscriptions	587,716	5,812,765	1,209,665	10,422,278
Distributions reinvested	1,091,930	10,362,420	1,445,357	12,155,449
Redemptions	(1,900,029)	(18,917,158)	(1,968,399)	(17,235,205)
Net increase (decrease)	(220,383)	(2,741,973)	686,623	5,342,522

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia High Yield Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010	2009	2008	2007		2006(a)(b)
Net Asset Value, Beginning of Period	$9.76	$7.53	$11.14	$11.52		$10.72
Income from Investment Operations:
Net investment income (c)	0.72	0.73	0.81	0.84		0.76
Net realized and unrealized gain (loss) on investments and foreign currency	0.41	2.46	(3.33)	(0.63)		0.42
Total from investment operations	1.13	3.19	(2.52)	0.21		1.18
Less Distributions to Shareholders:
From net investment income	(0.83)	(0.96)	(1.09)	(0.59)		(0.28)
From net realized gains	—	—	—	—		(0.10)
Total distributions to shareholders	(0.83)	(0.96)	(1.09)	(0.59)		(0.38)
Net Asset Value, End of Period	$10.06	$9.76	$7.53	$11.14		$11.52
Total return (d)(e)	12.07%	44.34%	(24.88)%	1.84	%(f)	11.25%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.60%	0.60%	0.60%	0.60%		0.70%
Interest expense	—	—	—	—		—	%(h)
Net expenses (g)	0.60%	0.60%	0.60%	0.60%		0.70%
Waiver/Reimbursement	0.29%	0.33%	0.29%	0.30%		0.25%
Net investment income (g)	7.21%	8.33%	8.15%	7.31%		6.89%
Portfolio turnover rate	91%	36%	23%	46%		80%
Net assets, end of period (000s)	$57,870	$58,247	$47,162	$86,238		$99,836

(a)  On May 1, 2006, Nations High Yield Bond Portfolio was renamed Columbia High Yield Fund, Variable Series.

(b)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Includes a reimbursement by the investment sub-adviser for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia High Yield Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,					Period Ended December 31,
	2010	2009	2008	2007		2006(a)(b)
Net Asset Value, Beginning of Period	$9.75	$7.52	$11.13	$11.53		$11.05
Income from Investment Operations:
Net investment income (c)	0.71	0.72	0.80	0.83		0.50
Net realized and unrealized gain (loss) on investments and foreign currency	0.41	2.46	(3.33)	(0.63)		0.36
Total from investment operations	1.12	3.18	(2.53)	0.20		0.86
Less Distributions to Shareholders:
From net investment income	(0.82)	(0.95)	(1.08)	(0.60)		(0.28)
From net realized gains	—	—	—	—		(0.10)
Total distributions to shareholders	(0.82)	(0.95)	(1.08)	(0.60)		(0.38)
Net Asset Value, End of Period	$10.05	$9.75	$7.52	$11.13		$11.53
Total return (d)(e)	12.01%	44.30%	(24.96)%	1.70	%(f)	7.95	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	0.66%	0.66%	0.66%	0.66%		0.66	%(i)
Interest expense	—	—	—	—		—	%(i)(j)
Net expenses (h)	0.66%	0.66%	0.66%	0.66%		0.66	%(i)
Waiver/Reimbursement	0.48%	0.52%	0.48%	0.49%		0.44	%(i)
Net investment income (h)	7.15%	8.25%	8.11%	7.21%		6.65	%(i)
Portfolio turnover rate	91%	36%	23%	46%		80	%(g)
Net assets, end of period (000s)	$134,306	$132,449	$97,038	$166,724		$193,138

(a)  On May 1, 2006, Nations High Yield Bond Portfolio was renamed Columbia High Yield Fund, Variable Series.

(b)  Class B shares commenced operations on May 1, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Includes a reimbursement by the investment sub-adviser for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Columbia High Yield Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia High Yield Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks total return, consisting of a high level of income and capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2010

available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments—The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (Selling Participant), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2010

net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 reclassifications, discount accretion/premium amortization on debt securities, expired capital loss carryforwards and paydown reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$837,282	$(382,424)	$(454,858)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income*	$14,894,101	$17,695,372

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$13,725,041	$—	$2,635,653

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$7,297,836
Unrealized depreciation	(4,662,183)
Net unrealized appreciation	$2,635,653

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2010

gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2012	$97,587
2013	418,850
2014	3,225,732
2016	8,867,907
2017	19,583,209
Total	$32,193,285

Of the capital loss carryforwards attributable to the Fund at December 31, 2010, $516,437 ($97,587 expiring on December 31, 2012 and $418,850 expiring on December 31, 2013) remains from the Fund's merger with Columbia High Yield Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Service.

Capital loss carryforwards of $454,857 expired and $454,084 were utilized during the year ended December 31, 2010. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.55% of the Fund's average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory services to the Fund under the same fee structure.

Sub-Advisory Fee—Prior to October 27, 2010, MacKay Shields LLC (MacKay Shields) served as the investment sub-adviser to the Fund. The New Adviser, from the investment advisory fee it received, paid MacKay Shields a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 Million	0.400%
$100 Million to $200 Million	0.375%
Over $200 Million	0.350%

Prior to the Closing, MacKay Shields provided subadvisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Effective October 27, 2010, the New Adviser has assumed responsibility for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. Effective October 27, 2010, the New Adviser receives a monthly administration fee at the annual rate of 0.08% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. For the period from the Closing through October 26, 2010, the New Adviser received a monthly administration fee at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street)

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2010

and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.02% of the Fund's average daily net assets.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares. The New Distributor has voluntarily agreed to waive 0.19% of the distribution fees applicable to the Fund's Class B shares. This arrangement may be modified or terminated by the New Distributor at any time.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2010

charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.60% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Adviser at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $162,038,061 and $163,956,409, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of December 31, 2010, three shareholder accounts owned 79.1% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

High-Yield Securities Risk—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2010

funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia High Yield Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

Fund Governance

Columbia High Yield Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust I.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau, Jr. (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee – BofA Funds Series Trust.

William P. Carmichael (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; Oversees 44; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – McMoRan Exploration Company (oil and gas exploration and development); Director – The Finish Line (athletic shoes and apparel); Trustee – BofA Funds Series Trust. Former Director – Simmons Company (bedding).

William A. Hawkins (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer – California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee – BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee – BofA Funds Series Trust.

John J. Nagorniak (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 44; Director – MIT Investment Company; Trustee – MIT 401k Plan.

Minor M. Shaw (Born 1947) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group; oversees 44; Board Member – Piedmont Natural Gas; Trustee – BofA Funds Series Trust.

Fund Governance (continued)

Columbia High Yield Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Interested Trustee

Anthony M. Santomero[1] (Born 1946) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director – Renaissance Reinsurance Ltd; Trustee – Penn Mutual Life Insurance Company; Director – Citigroup, Inc.; Citibank, N.A.; Trustee – BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued)

Columbia High Yield Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Fund Governance (continued)

Columbia High Yield Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Important Information About This Report

A description of the policies and procedures that Columbia High Yield Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia High Yield Fund, Variable Series
P.O. Box 8081 Boston, MA 02266-8081

C-1531 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Marsico 21st Century Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2010

Columbia Marsico 21st Century Fund, Variable Series seeks long-term growth of capital.

Corydon J. Gilchrist, CFA has managed the fund since 2003.

Summary

For the 12-month period that ended December 31, 2010, the fund's Class A shares outperformed their benchmark, the Russell 3000 Index,1 but fell behind the average return of their peer group, the Lipper VUF Multi-Cap Growth Funds Classification.2 Stock selection and sector weights produced mixed results for the period.

Positive contributors to performance

Consumer discretionary was the best performer within the index for the period, and the fund benefited from strong stock selection and a substantial overweight in the sector. Hotel manager Starwood Hotels & Resorts Worldwide, casino operator Wynn Resorts and media conglomerate CBS (3.3%, 0.9% and 2.1% of net assets, respectively) were standout performers. Starwood has been shifting its focus from property ownership to management and franchise contracts and is poised to benefit from a recovery in the travel market. Wynn Resorts is a leading casino operator in Las Vegas and a major player in Macau, a rapidly growing gaming destination in China.

Stock selection in the information technology sector was strong. Apple, maker of the Macintosh computer, iPhone, iPad and iPod, and online restaurant reservation provider OpenTable (3.2% and 0.7% of net assets, respectively) both appreciated sharply. In the industrials sector, railroad operator CSX and Sensata Technologies (2.5% and 2.4% of net assets, respectively) posted sizeable gains. The latter is an engineering firm that makes and sells sensors and controls.

Financials sector disappointed

Within the benchmark, financials was one of the weakest-performing sectors, and the fund's weight, at almost twice that of the benchmark, was a drag on results. In addition, several of the fund's holdings in the sector had negative returns, including Tennessee-based regional bank First Horizon National (3.3% of net assets) and Chicago-metropolitan-area First Midwest Bancorp, which was sold from the portfolio.

Stock selection in health care and energy also proved disappointing. In the former, Intuitive Surgical (4.2% of net assets), which develops and sells a robotic system used in minimally invasive surgery and was the fund's fourth largest holding at year end, declined sharply. In the latter, natural gas firm Range Resources and oilfield products company National Oilwell Varco also declined and were sold from the portfolio.

Fund positioning

During the period, the fund reduced its allocations to the health care and telecommunication services sectors. We increased allocations modestly to the consumer discretionary, industrials, materials and financials sectors. At year end, the fund was most heavily invested in the financials, consumer discretionary, information technology and industrials sectors. It had no exposure to either the consumer staples or utilities sectors.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potentially confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

Holdings are disclosed as of December 31, 2010, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	10-year
Class A (03/27/98)	17.41	3.76	4.77
Class B (10/02/06)	17.12	3.49	4.63
Russell 3000 Index	16.93	2.74	2.16

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	12/31/10
Class A	10.28	12.07
Class B	10.22	11.97

Performance of a $10,000 investment, 01/01/01 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class A shares with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to October 2, 2006, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution and service (Rule 12b-1) fees between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for the periods prior October 2, 2006 would be lower.

2

Understanding Your Expenses

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,259.90	1,019.91	5.98	5.35	1.05
Class B	1,000.00	1,000.00	1,258.70	1,018.65	7.40	6.61	1.30

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2010

	Shares	Value
COMMON STOCKS—97.0%
Consumer Discretionary—24.8%
Automobiles—4.9%
Ford Motor Co. (a)	146,711	$2,463,278
General Motors Co. (a)	146,551	5,401,870
		7,865,148
Hotels, Restaurants & Leisure—6.0%
Chipotle Mexican Grill, Inc. (a)	2,793	593,959
Starwood Hotels & Resorts Worldwide, Inc.	87,411	5,312,840
Vail Resorts, Inc. (a)	44,890	2,336,076
Wynn Resorts Ltd.	13,421	1,393,637
		9,636,512
Internet & Catalog Retail—3.1%
Amazon.com, Inc. (a)	27,195	4,895,100
Media—6.1%
CBS Corp., Class B	179,038	3,410,674
Walt Disney Co.	170,454	6,393,729
		9,804,403
Specialty Retail—4.7%
Rue21, Inc. (a)	38,466	1,127,438
Williams-Sonoma, Inc.	179,492	6,406,070
		7,533,508
Energy—4.2%
Oil, Gas & Consumable Fuels—4.2%
Amyris, Inc. (a)	39,119	1,043,695
Anadarko Petroleum Corp.	42,651	3,248,300
OGX Petroleo e Gas Participacoes SA (a)	195,900	2,360,340
		6,652,335
Financials—33.0%
Capital Markets—4.3%
Jefferies Group, Inc.	109,663	2,920,326
State Street Corp.	87,204	4,041,033
		6,961,359
Commercial Banks—20.0%
BB&T Corp.	60,121	1,580,581
City National Corp.	51,870	3,182,743
Columbia Banking System, Inc.	56,490	1,189,679
First Horizon National Corp. (a)	449,584	5,296,100
Fulton Financial Corp.	158,451	1,638,383
Glacier Bancorp, Inc.	74,499	1,125,680
Park Sterling Corp. (a)	78,411	483,012
PNC Financial Services Group, Inc.	141,001	8,561,581
Wells Fargo & Co.	290,448	9,000,983
		32,058,742
Real Estate Investment Trusts (REITs)—0.4%
Colony Financial, Inc.	28,684	574,254
Real Estate Management & Development—3.7%
BR Malls Participacoes SA	125,900	1,297,374
Jones Lang LaSalle, Inc.	55,221	4,634,147
		5,931,521

	Shares	Value
Thrifts & Mortgage Finance—4.6%
First Niagara Financial Group, Inc.	526,905	$7,366,132
Health Care—5.2%
Health Care Equipment & Supplies—4.2%
Intuitive Surgical, Inc. (a)	25,932	6,683,973
Health Care Providers & Services—0.7%
Emergency Medical Services Corp., Class A (a)	18,561	1,199,226
Life Sciences Tools & Services—0.3%
Pacific Biosciences of California, Inc. (a)	33,533	533,510
Industrials—10.9%
Aerospace & Defense—6.0%
Honeywell International, Inc.	91,283	4,852,604
Precision Castparts Corp.	34,309	4,776,156
		9,628,760
Electrical Equipment—2.4%
Sensata Technologies Holding NV (a)	128,237	3,861,216
Road & Rail—2.5%
CSX Corp.	62,019	4,007,048
Information Technology—14.3%
Communications Equipment—0.9%
Acme Packet, Inc. (a)	27,483	1,460,997
Computers & Peripherals—3.2%
Apple, Inc. (a)	15,986	5,156,444
Internet Software & Services—0.7%
OpenTable, Inc. (a)	16,210	1,142,481
Software—9.5%
ANSYS, Inc. (a)	63,159	3,288,689
Informatica Corp. (a)	77,529	3,413,602
Nuance Communications, Inc. (a)	163,430	2,971,157
Oracle Corp.	79,509	2,488,632
Salesforce.com, Inc. (a)	23,033	3,040,356
		15,202,436
Materials—3.1%
Chemicals—3.1%
Monsanto Co.	71,319	4,966,655
Telecommunication Services—1.5%
Wireless Telecommunication Services—1.5%
Crown Castle International Corp. (a)	56,576	2,479,726
Total Common Stocks (cost of $116,126,398)		155,601,486

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2010

	Par	Value
SHORT-TERM OBLIGATION—2.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/10, due 01/03/11, at 0.160%, collateralized by a U.S. Government Agency obligation maturing 10/15/14, market value $4,402,281 (repurchase proceeds $4,313,058)	$4,313,000	$4,313,000
Total Short-Term Obligation (cost of $4,313,000)		4,313,000
Total Investments—99.7% (cost of $120,439,398) (b)		159,914,486
Other Assets & Liabilities, Net—0.3%		541,836
Net Assets—100.0%		$160,456,322

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $125,613,643.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$39,734,671	$—	$—	$39,734,671
Energy	4,291,995	2,360,340	—	6,652,335
Financials	51,594,634	1,297,374	—	52,892,008
Health Care	8,416,709	—	—	8,416,709
Industrials	17,497,024	—	—	17,497,024
Information Technology	22,962,358	—	—	22,962,358
Materials	4,966,655	—	—	4,966,655
Telecommunication Services	2,479,726	—	—	2,479,726
Total Common Stocks	151,943,772	3,657,714	—	155,601,486
Total Short-Term Obligation	—	4,313,000	—	4,313,000
Total Investments	$151,943,772	$7,970,714	$—	$159,914,486

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market date including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	33.0
Consumer Discretionary	24.8
Information Technology	14.3
Industrials	10.9
Health Care	5.2
Energy	4.2
Materials	3.1
Telecommunication Services	1.5
97.0
Short-Term Obligation	2.7
Other Assets & Liabilities, Net	0.3
100.0

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2010

Assets
Investments, at cost	$120,439,398
Investments, at value	$159,914,486
Cash	260
Receivable for:
Investments sold	811,885
Fund shares sold	291
Dividends	99,299
Interest	19
Foreign tax reclaims	263
Expense reimbursement due from investment adviser	11,681
Prepaid expenses	1,137
Total Assets	160,839,321
Liabilities
Payable for:
Fund shares repurchased	80,752
Investment advisory fee	99,856
Administration fee	26,375
Pricing and bookkeeping fees	6,000
Transfer agent fee	8,145
Trustees' fees	46,941
Audit fee	34,475
Custody fee	6,462
Distribution fees — Class B	31,045
Chief compliance officer expenses	229
Interest payable	175
Other liabilities	42,544
Total Liabilities	382,999
Net Assets	$160,456,322
Net Assets Consist of
Paid-in capital	$160,580,543
Accumulated net investment loss	(6,787)
Accumulated net realized loss	(39,592,474)
Net unrealized appreciation (depreciation) on:
Investments	39,475,088
Foreign currency translations	(48)
Net Assets	$160,456,322
Class A:
Net assets	$11,963,097
Shares outstanding	991,124
Net asset value per share	$12.07
Class B:
Net assets	$148,493,225
Shares outstanding	12,405,192
Net asset value per share	$11.97

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Marsico 21st Century Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Dividends	$1,190,858
Interest	13,558
Foreign taxes withheld	(8,346)
Total Investment Income	1,196,070
Expenses
Investment advisory fee	1,126,912
Administration fee	289,427
Distribution fees — Class B	350,991
Transfer agent fee	30,514
Pricing and bookkeeping fees	64,927
Trustees' fees	30,586
Custody fee	26,014
Chief compliance officer expenses	1,088
Other expenses	121,370
Expenses before interest expense	2,041,829
Interest expense	402
Total Expenses	2,042,231
Fees waived or expenses reimbursed by investment adviser	(92,803)
Custody earnings credit	(9)
Net Expenses	1,949,419
Net Investment Loss	(753,349)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	24,096,360
Foreign currency transactions	(79,291)
Net realized loss on violation of investment restriction (See Note 9)	(45,808)
Reimbursement of realized loss on violation of investment restriction (See Note 9)	45,808
Net realized gain	24,017,069
Net change in unrealized appreciation (depreciation) on:
Investments	1,551,050
Foreign currency translations	(2,432)
Net change in unrealized appreciation (depreciation)	1,548,618
Net Gain	25,565,687
Net Increase Resulting from Operations	$24,812,338

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Marsico 21st Century Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment loss	$(753,349)	$(225,827)
Net realized gain (loss) on investments and foreign currency transactions	24,017,069	(22,740,355)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,548,618	61,087,819
Net increase resulting from operations	24,812,338	38,121,637
Distributions to Shareholders
From net investment income:
Class A	—	(14,059)
Net Capital Stock Transactions	(20,900,359)	(12,876,997)
Total increase in net assets	3,911,979	25,230,581
Net Assets
Beginning of period	156,544,343	131,313,762
End of period	$160,456,322	$156,544,343
Accumulated net investment loss at end of period	$(6,787)	$—

Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	51,890	$569,717	102,809	$794,350
Distributions reinvested	—	—	1,690	14,059
Redemptions	(313,739)	(3,342,713)	(442,697)	(3,633,139)
Net decrease	(261,849)	(2,772,996)	(338,198)	(2,824,730)
Class B
Subscriptions	891,286	9,292,326	2,343,468	16,050,772
Redemptions	(2,536,038)	(27,419,689)	(2,981,755)	(26,103,039)
Net decrease	(1,644,752)	(18,127,363)	(638,287)	(10,052,267)

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Marsico 21st Century Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010		2009	2008	2007	2006(a)(b)
Net Asset Value, Beginning of Period	$10.28		$8.10	$14.64	$12.96	$11.22
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)		0.01	0.02	0.01	0.11 (d)
Net realized and unrealized gain (loss) on investments and foreign currency	1.82		2.18	(6.33)	2.47	2.06
Total from investment operations	1.79		2.19	(6.31)	2.48	2.17
Less Distributions to Shareholders:
From net investment income	—		(0.01)	—	(0.08)	(0.02)
From net realized gains	—		—	(0.23)	(0.72)	(0.41)
Total distributions to shareholders	—		(0.01)	(0.23)	(0.80)	(0.43)
Net Asset Value, End of Period	$12.07		$10.28	$8.10	$14.64	$12.96
Total return (e)(f)	17.41	%(g)	27.07%	(43.57)%	19.29%	19.74%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.05%		1.06%	1.10%	1.10%	1.10%
Interest expense	—	%(i)	—	—	—	—
Net expenses (h)	1.05%		1.06%	1.10%	1.10%	1.10%
Waiver/Reimbursement	0.06%		0.05%	0.01%	0.13%	0.53%
Net investment income (loss) (h)	(0.28)%		0.08%	0.21%	0.10%	0.94%
Portfolio turnover rate	100%		147%	123%	99%	151%
Net assets, end of period (000s)	$11,963		$12,886	$12,887	$30,269	$27,881

(a)  On May 1, 2006, Nations Marsico 21st Century Portfolio was renamed Columbia Marsico 21st Century Fund, Variable Series.

(b)  On October 2, 2006, the Fund's Share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively

(h)  The benefits derived from custody credits had an impact of less than 0.01% except for the year ended December 31, 2006 which had a 0.03% impact.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Marsico 21st Century Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,					Period Ended December 31,
	2010		2009	2008	2007	2006(a)(b)
Net Asset Value, Beginning of Period	$10.22		$8.06	$14.62	$12.95	$11.62
Income from Investment Operations:
Net investment income (loss) (c)	(0.05)		(0.02)	0.00 (d)	0.00 (d)	0.08	(e)
Net realized and unrealized gain (loss) on investments and foreign currency	1.80		2.18	(6.33)	2.44	1.25
Total from investment operations	1.75		2.16	(6.33)	2.44	1.33
Less Distributions to Shareholders:
From net investment income	—		—	—	(0.05)	—
From net realized gains	—		—	(0.23)	(0.72)	—
Total distributions to shareholders	—		—	(0.23)	(0.77)	—
Net Asset Value, End of Period	$11.97		$10.22	$8.06	$14.62	$12.95
Total return (f)(g)	17.12	%(h)	26.80%	(43.76)%	18.98%	11.45	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.30%		1.31%	1.35%	1.35%	1.35	%(k)
Interest expense	—	%(l)	—	—	—	—
Net expenses (j)	1.30%		1.31%	1.35%	1.35%	1.35	%(k)
Waiver/Reimbursement	0.06%		0.05%	0.01%	0.13%	0.57	%(k)
Net investment income (loss) (j)	(0.51)%		(0.18)%	0.02%	0.01%	2.58	%(k)
Portfolio turnover rate	100%		147%	123%	99%	151	%(i)
Net assets, end of period (000s)	$148,493		$143,658	$118,426	$81,403	$11

(a)  On May 1, 2006, Nations Marsico 21st Century Portfolio was renamed Columbia Marsico 21st Century Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively

(i)  Not annualized.

(j)  The benefits derived from custody credits had an impact of less than 0.01% except for the period ended December 31, 2006 which had an impact of 0.12%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia Marsico 21st Century Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks long-term growth of capital.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

11

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

12

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2010

Foreign Capital Gains Tax—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$746,562	$79,291	$(825,853)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$34,300,843

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$35,260,192
Unrealized depreciation	(959,349)
Net unrealized appreciation	$34,300,843

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$1,198,606
2017	33,219,623
$34,418,229

Capital loss carryforwards of $20,861,441 were utilized during the year ended December 31, 2010.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2010, post-October currency losses of $6,785 attributed to security transactions were deferred to January 1, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

13

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2010

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.74%
$500 million to $1 billion	0.69%
$1 billion to $1.5 billion	0.64%
$1.5 billion to $3 billion	0.59%
$3 billion to $6 billion	0.57%
Over $6 billion	0.55%

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the New Adviser has contractually agreed to waive its advisory fees through April 30, 2011. The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC (Marsico) based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

The advisory fee waiver for the Fund is calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

* For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory services to the Fund under the same fee structure.

Sub-Advisory Fee—Marsico has been retained by the New Adviser to serve as the investment sub-adviser to the Fund. As the sub-adviser, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The New Adviser, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

* For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the New Adviser and Marsico mutually agree in writing.

Prior to the Closing, Marsico provided sub-advisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Adviser receives a monthly administration fee at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

14

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2010

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.02% of the Fund's average daily net assets.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the Previous Distributor), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian

15

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2010

charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.05% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Adviser at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions—Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $3,465.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $146,307,422 and $169,811,986, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $1,616,667 at a weighted average interest rate of 1.49%.

Note 8. Shareholder Concentration

As of December 31, 2010, one shareholder account owned 86.3% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Other

During the year ended December 31, 2010, the Fund purchased a security in violation of investment restrictions and experienced a realized loss of $45,808. The New Adviser reimbursed the Fund for the loss.

Note 10. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

16

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2010

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Marsico 21st Century Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico 21st Century Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

18

Fund Governance

Columbia Marsico 21st Century Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust I.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau, Jr. (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee – BofA Funds Series Trust.

William P. Carmichael (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; Oversees 44; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – McMoRan Exploration Company (oil and gas exploration and development); Director – The Finish Line (athletic shoes and apparel); Trustee – BofA Funds Series Trust; Former Director – Simmons Company (bedding).

William A. Hawkins (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer – California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee – BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee – BofA Funds Series Trust.

John J. Nagorniak (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 44; Director – MIT Investment Company; Trustee – MIT 401k Plan.

Minor M. Shaw (Born 1947) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group; oversees 44; Board Member – Piedmont Natural Gas; Trustee – BofA Funds Series Trust.

19

Fund Governance (continued)

Columbia Marsico 21st Century Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Interested Trustee

Anthony M. Santomero[1] (Born 1946) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director – Renaissance Reinsurance Ltd; Trustee – Penn Mutual Life Insurance Company; Director – Citigroup, Inc.; Citibank, N.A.; Trustee – BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

20

Fund Governance (continued)

Columbia Marsico 21st Century Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

21

Fund Governance (continued)

Columbia Marsico 21st Century Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

22

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Important Information About This Report

A description of the policies and procedures that Columbia Marsico 21st Century Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Marsico 21st Century Fund, Variable Series
P.O. Box 8081 Boston, MA 02266-8081

C-1536 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Marsico Focused Equities Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2010

Columbia Marsico Focused Equities Fund, Variable Series seeks long-term growth of capital.

Thomas F. Marsico has co-managed the fund since 1997. A. Douglas Rao and Coralie Witter, CFA have co-managed the fund since 2010.

Summary

For the 12-month period that ended December 31, 2010, the fund's Class A shares outperformed both the benchmark S&P 500 Index1 and the average fund in their peer group, the Lipper VUF Large Cap Growth Funds Classification.2 Stock selection had the greatest positive impact on results in the information technology, consumer discretionary, industrials and materials sectors. An overweight allocation to the consumer discretionary, industrials and materials areas also aided performance. Several energy and health care stocks were disappointing performers and detracted from results.

Stock selection positive to returns

The strongest-performing sectors in the benchmark index during the period were consumer discretionary, industrials and materials. An overweight relative to the benchmark in all three sectors benefited performance because stock selection within these areas was strong. In consumer discretionary, Internet travel company priceline.com and online retailer Amazon.com (2.5% and 4.7% of net assets, respectively) each posted strong returns. Within the industrials sector, railroad operator Union Pacific and power management supplier Eaton (5.4% and 4.7% of net assets, respectively) were notably strong performers. In addition, in the materials sector, Monsanto (4.1% of net assets), a leading global agricultural biotechnology company, was one of the fund's strongest individual holdings.

Stock selection in information technology was also positive. Baidu, the dominant Chinese-language Internet search provider, and Apple, maker of the Macintosh computer, iPhone, iPad and iPod, (3.0% and 5.5% of net assets, respectively) both recorded significant price appreciation.

Energy, health care detracted

Several of the fund's holdings in energy and health care were disappointing. Offshore driller Transocean and exploration and production firm Southwestern Energy declined sharply in price before they were sold from the fund. Transocean was sold shortly after the late-April 2010 oil spill in the Gulf of Mexico. Uncertainty over U.S. health care reform initiatives were in part to blame for weakness in some of the fund's holdings in the health care sector. We eliminated the fund's stake in health care during the period.

The fund's financials also disappointed. While financial holdings overall generated a positive return, it was lower than the return of the financial sector within the S&P 500 benchmark.

Fund positioning

In addition to selling the fund's health care holdings, we significantly reduced the fund's weight in information technology and added to the fund's stake in the consumer discretionary, industrials and materials sectors. As we enter 2011, the fund's biggest positions are in industrials, consumer discretionary, financials, materials and information technology. The fund also has no exposure to the utilities and telecommunication services sectors.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potentially confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Holdings are disclosed as of December 31, 2010, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	10-year
Class A (03/27/98)	18.72	1.97	2.33
Class B (10/02/06)	18.44	1.74	2.21
S&P 500 Index	15.06	2.29	1.41

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	12/31/10
Class A	14.38	16.99
Class B	14.34	16.94

Performance of a $10,000 investment, 01/01/01 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class A shares with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to October 2, 2006, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution and service (Rule 12b-1) fees between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for the periods prior October 2, 2006 would be lower.

2

Understanding Your Expenses

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,295.30	1,019.91	6.07	5.35	1.05
Class B	1,000.00	1,000.00	1,293.50	1,018.65	7.52	6.61	1.30

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2010

	Shares	Value
COMMON STOCKS—99.4%
Consumer Discretionary—21.0%
Automobiles—1.3%
Ford Motor Co. (a)	67,504	$1,133,392
Hotels, Restaurants & Leisure—6.6%
McDonald's Corp.	48,756	3,742,510
Wynn Resorts Ltd.	21,596	2,242,529
		5,985,039
Internet & Catalog Retail—7.2%
Amazon.com, Inc. (a)	23,296	4,193,280
priceline.com, Inc. (a)	5,628	2,248,668
		6,441,948
Multiline Retail—2.4%
Nordstrom, Inc.	51,290	2,173,670
Textiles, Apparel & Luxury Goods—3.5%
NIKE, Inc., Class B	37,005	3,160,967
Consumer Staples—2.8%
Food Products—2.8%
Mead Johnson Nutrition Co., Class A	40,969	2,550,320
Energy—5.8%
Energy Equipment & Services—1.3%
Halliburton Co.	28,467	1,162,308
Oil, Gas & Consumable Fuels—4.5%
Anadarko Petroleum Corp.	36,208	2,757,601
EOG Resources, Inc.	14,443	1,320,235
		4,077,836
Financials—17.3%
Capital Markets—3.2%
Goldman Sachs Group, Inc.	16,968	2,853,339
Commercial Banks—10.4%
ICICI Bank Ltd., ADR	26,354	1,334,567
PNC Financial Services Group, Inc.	29,720	1,804,598
U.S. Bancorp	130,397	3,516,807
Wells Fargo & Co.	87,373	2,707,689
		9,363,661
Consumer Finance—1.6%
American Express Co.	33,267	1,427,820
Diversified Financial Services—2.1%
Citigroup, Inc. (a)	394,913	1,867,938
Industrials—22.1%
Aerospace & Defense—5.6%
General Dynamics Corp.	28,158	1,998,092
Goodrich Corp.	34,134	3,006,181
		5,004,273
Air Freight & Logistics—1.5%
FedEx Corp.	13,954	1,297,861

	Shares	Value
Machinery—6.7%
Cummins, Inc.	16,432	$1,807,684
Eaton Corp.	41,732	4,236,216
		6,043,900
Road & Rail—8.3%
Norfolk Southern Corp.	42,359	2,660,992
Union Pacific Corp.	52,040	4,822,027
		7,483,019
Information Technology—14.4%
Computers & Peripherals—5.5%
Apple, Inc. (a)	15,436	4,979,036
Internet Software & Services—3.0%
Baidu, Inc., ADR (a)	27,605	2,664,711
Software—5.9%
Oracle Corp.	106,901	3,346,001
Salesforce.com, Inc. (a)	14,992	1,978,944
		5,324,945
Materials—16.0%
Chemicals—10.0%
Dow Chemical Co.	157,102	5,363,462
Monsanto Co.	52,576	3,661,393
		9,024,855
Metals & Mining—6.0%
BHP Billiton PLC, ADR	45,018	3,623,949
Freeport-McMoRan Copper & Gold, Inc.	14,536	1,745,628
		5,369,577
Total Common Stocks (cost of $63,555,898)		89,390,415
	Par
SHORT-TERM OBLIGATION—1.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/10, due 01/03/11 at 0.160%, collateralized by a U.S. Government Agency obligation maturing 09/16/14, market value $1,617,975 (repurchase proceeds $1,582,021)	$1,582,000	1,582,000
Total Short-Term Obligation (cost of $1,582,000)		1,582,000
Total Investments—101.2% (cost of $65,137,898) (b)		90,972,415
Other Assets & Liabilities, Net—(1.2)%		(1,046,562)
Net Assets—100.0%		$89,925,853

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $66,063,981.

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2010

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$89,390,415	$—	$—	$89,390,415
Total Short-Term Obligation	—	1,582,000	—	1,582,000
Total Investments	$89,390,415	$1,582,000	$—	$90,972,415

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Industrials	22.1
Consumer Discretionary	21.0
Financials	17.3
Materials	16.0
Information Technology	14.4
Energy	5.8
Consumer Staples	2.8
99.4
Short-Term Obligation	1.8
Other Assets & Liabilities, Net	(1.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2010

Assets
Investments, at cost	$65,137,898
Investments, at value	$90,972,415
Cash	416
Receivable for:
Investments sold	159,381
Dividends	59,078
Interest	7
Expense reimbursement due from investment adviser	9,333
Prepaid expenses	679
Total Assets	91,201,309
Liabilities
Payable for:
Investments purchased	189,367
Fund shares repurchased	885,829
Investment advisory fee	57,766
Administration fee	13,630
Pricing and bookkeeping fees	4,923
Transfer agent fee	4,598
Trustees' fees	48,538
Audit fee	33,200
Custody fee	2,375
Distribution fees — Class B	2
Chief compliance officer expenses	211
Other liabilities	35,017
Total Liabilities	1,275,456
Net Assets	$89,925,853
Net Assets Consist of
Paid-in capital	$68,676,583
Undistributed net investment income	314,061
Accumulated net realized loss	(4,899,308)
Net unrealized appreciation on investments	25,834,517
Net Assets	$89,925,853
Class A:
Net assets	$89,915,379
Shares outstanding	5,293,501
Net asset value per share	$16.99
Class B:
Net assets	$10,474
Shares outstanding	618
Net asset value per share	$16.94	(a)

(a)  Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Marsico Focused Equities Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Dividends	$1,266,399
Interest	2,122
Foreign taxes withheld	(358)
Total Investment Income	1,268,163
Expenses
Investment advisory fee	652,465
Administration fee	151,581
Distribution fees — Class B	24
Transfer agent fee	17,300
Pricing and bookkeeping fees	54,975
Trustees' fees	31,679
Custody fee	9,210
Chief compliance officer expenses	1,009
Other expenses	117,808
Total Expenses	1,036,051
Fees waived or expenses reimbursed by investment adviser	(111,193)
Custody earnings credit	(1)
Net Expenses	924,857
Net Investment Income	343,306
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	8,378,395
Net change in unrealized appreciation (depreciation) on investments	6,359,496
Net Gain	14,737,891
Net Increase Resulting from Operations	$15,081,197

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Marsico Focused Equities Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment income	$343,306	$383,584
Net realized gain (loss) on investments and foreign currency transactions	8,378,395	(1,460,412)
Net change in unrealized appreciation (depreciation) on investments	6,359,496	23,219,796
Net increase resulting from operations	15,081,197	22,142,968
Distributions to Shareholders
From net investment income:
Class A	(384,753)	(567,535)
Class B	(23)	(23)
Total distributions to shareholders	(384,776)	(567,558)
Net Capital Stock Transactions	(19,794,398)	(18,680,191)
Total increase (decrease) in net assets	(5,097,977)	2,895,219
Net Assets
Beginning of period	95,023,830	92,128,611
End of period	$89,925,853	$95,023,830
Undistributed net investment income at end of period	$314,061	$355,531

Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	82,432	$1,193,037	158,721	$1,667,648
Distributions reinvested	28,208	384,753	47,692	567,535
Redemptions	(1,425,487)	(21,371,745)	(1,789,492)	(20,915,397)
Net decrease	(1,314,847)	(19,793,955)	(1,583,079)	(18,680,214)
Class B
Subscriptions	618	9,830	—	—
Distributions reinvested	2	23	2	23
Redemptions	(648)	(10,296)	—	—
Net increase (decrease)	(28)	(443)	2	23

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Marsico Focused Equities Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010		2009		2008		2007	2006(a)(b)
Net Asset Value, Beginning of Period	$14.38		$11.25		$22.87		$20.16	$18.62
Income from Investment Operations:
Net investment income (loss) (c)	0.06		0.05		0.07		(0.03)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	2.62		3.16		(8.58)		2.76	1.52
Total from investment operations	2.68		3.21		(8.51)		2.73	1.54
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.08)		(0.02)		(0.02)	—
From net realized gains	—		—		(3.09)		—	—
Total distributions to shareholders	(0.07)		(0.08)		(3.11)		(0.02)	—
Net Asset Value, End of Period	$16.99		$14.38		$11.25		$22.87	$20.16
Total return (d)	18.72	%(e)	28.67	%(e)	(41.30	)%(e)	13.57%	8.27	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.05%		1.10%		1.09%		1.06%	1.05%
Waiver/Reimbursement	0.13%		0.08%		0.01%		—	0.18%
Net investment income (loss) (f)	0.39%		0.44%		0.41%		(0.16)%	0.12%
Portfolio turnover rate	78%		72%		78%		62%	67%
Net assets, end of period (000s)	$89,915		$95,015		$92,121		$199,209	$206,896

(a)  On May 1, 2006, Nations Marsico Focused Equities Portfolio was renamed Columbia Marsico Focused Equities Fund, Variable Series.

(b)  On October 2, 2006, the Fund's Share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Marsico Focused Equities Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,							Period Ended December 31,
	2010		2009		2008		2007	2006(a)(b)
Net Asset Value, Beginning of Period	$14.34		$11.20		$22.83		$20.15	$18.50
Income from Investment Operations:
Net investment income (loss) (c)	0.02		0.02		0.03		(0.08)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	2.62		3.16		(8.57)		2.76	1.63
Total from investment operations	2.64		3.18		(8.54)		2.68	1.65
Less Distributions to Shareholders:
From net investment income	(0.04)		(0.04)		—		—	—
From net realized gains	—		—		(3.09)		—	—
Total distributions to shareholders	(0.04)		(0.04)		(3.09)		—	—
Net Asset Value, End of Period	$16.94		$14.34		$11.20		$22.83	$20.15
Total return (d)	18.44	%(e)	28.42	%(e)	(41.49	)%(e)	13.30%	8.92	%(e)(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	1.30%		1.35%		1.34%		1.31%	1.37	%(h)
Waiver/Reimbursement	0.13%		0.08%		0.01%		—	—	%(h)(i)
Net investment income (loss) (g)	0.17%		0.19%		0.15%		(0.39)%	0.39	%(h)
Portfolio turnover rate	78%		72%		78%		62%	67	%(f)
Net assets, end of period (000s)	$10		$9		$7		$12	$11

(a)  On May 1, 2006, Nations Marsico Focused Equities Portfolio was renamed Columbia Marsico Focused Equities Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01% except for period ended December 31, 2006 which had an impact of 0.02%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia Marsico Focused Equities Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks long-term growth of capital.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

11

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Foreign Capital Gains Tax—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund

12

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2010

accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010	December 31, 2009
Distributions paid from:
Ordinary Income*	$384,776	$567,558

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$314,061	$—	$24,908,434

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$25,394,295
Unrealized depreciation	(485,861)
Net unrealized appreciation	$24,908,434

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$3,973,225

Capital loss carryforwards of $7,361,523 were utilized during the year ended December 31, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives an investment advisory fee, calculated daily and payable monthly, based

13

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2010

on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the New Adviser has contractually agreed to waive its advisory fees through April 30, 2011. The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC (Marsico) based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

The advisory fee waiver for the Fund is calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory services to the Fund under the same fee structure.

Sub-Advisory Fee—Marsico has been retained by the New Adviser to serve as the investment sub-adviser to the Fund. As the sub-adviser, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The New Adviser, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the New Adviser and Marsico mutually agree in writing.

Prior to the Closing, Marsico provided sub-advisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Adviser receives a monthly administration fee at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides

14

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2010

accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.02% of the Fund's average daily net assets.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the Previous Distributor), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.05% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Adviser at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

15

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2010

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions—Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $894.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $66,410,132 and $85,046,152, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of December 31, 2010, two shareholder accounts owned 93.1% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Non-Diversified Risk—The Fund is a non-diversified fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

16

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2010

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Marsico Focused Equities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Focused Equities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

18

Federal Income Tax Information (Unaudited)

Columbia Marsico Focused Equities Fund, Variable Series

100.00% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2010, qualifies for the corporate dividends received deduction.

19

Fund Governance

Columbia Marsico Focused Equities Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust I.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau, Jr. (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee – BofA Funds Series Trust.

William P. Carmichael (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; Oversees 44; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – McMoRan Exploration Company (oil and gas exploration and development); Director – The Finish Line (athletic shoes and apparel); Trustee – BofA Funds Series Trust; Former Director – Simmons Company (bedding).

William A. Hawkins (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer – California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee – BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee – BofA Funds Series Trust.

John J. Nagorniak (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 44; Director – MIT Investment Company; Trustee – MIT 401k Plan.

Minor M. Shaw (Born 1947) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group; oversees 44; Board Member – Piedmont Natural Gas; Trustee – BofA Funds Series Trust.

20

Fund Governance (continued)

Columbia Marsico Focused Equities Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Interested Trustee

Anthony M. Santomero[1] (Born 1946) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director – Renaissance Reinsurance Ltd; Trustee – Penn Mutual Life Insurance Company; Director – Citigroup, Inc.; Citibank, N.A.; Trustee – BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

21

Fund Governance (continued)

Columbia Marsico Focused Equities Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

22

Fund Governance (continued)

Columbia Marsico Focused Equities Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

23

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Important Information About This Report

A description of the policies and procedures that Columbia Marsico Focused Equities Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Marsico Focused Equities Fund, Variable Series
P.O. Box 8081 Boston, MA 02266-8081

C-1541 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Marsico Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Marsico Growth Fund, Variable Series / December 31, 2010

Columbia Marsico Growth Fund, Variable Series seeks long-term growth of capital.

Thomas F. Marsico has co-managed the fund since 1997. A. Douglas Rao and Coralie Witter, CFA have co-managed the fund since 2010.

Summary

For the 12-month period that ended December 31, 2010, the fund's Class A shares significantly outperformed its benchmark, the S&P 500 Index1 as well as the average fund in their peer group, the Lipper VUF Large-Cap Growth Funds Classification2. Sector allocation decisions and stock selection in a number of sectors, including consumer discretionary, materials, information technology and industrials, aided results. The main area of weakness was stock selection in the energy and financials sectors.

Sector allocations, stock selection positive

Overall sector allocation within the fund contributed positively to results. Returns were aided by the fund's overweight relative to the benchmark in the strong-performing consumer discretionary and materials sectors. The fund benefited from having little exposure to the health care sector, which was the weakest performing sector in the index.

Beyond sector allocation, stock selection also added to results. Within the consumer discretionary sector, hotel manager Starwood Hotels & Resorts (3.1% of net assets), Internet travel company priceline.com (2.5% of net assets) and online retailer Amazon.com (4.5% of net assets and one of the fund's largest holdings at year end) all posted strong returns. Starwood has been shifting its focus from property ownership to management and franchise contracts and is poised to benefit from a recovery in the travel market. Performance in the materials sector was led by Monsanto (4.1% of net assets) and diversified mining company BHP Billiton (3.8% of net assets). Stock selection was also positive in the information technology and industrials sectors. The fund's strongest stock performer was Baidu (2.9% of net assets), the dominant Chinese-language Internet search provider. Railroad operator Union Pacific (4.6% of net assets and the fund's third-largest holding) was a standout performer within industrials.

Energy, financials disappoint

Several of the fund's energy holdings had negative returns. Offshore driller Transocean's stock price declined by a double-digit amount and we sold the shares shortly after the late-April 2010 Gulf of Mexico oil spill. EOG Resources (1.9% of net assets), which explores for, produces and markets oil and natural gas, primarily in North America, also posted a disappointing performance. The fund's financial holdings overall had a positive return, but their performance lagged the return of the financials sector within the benchmark S&P 500.

Fund positioning

The fund sold its health care positions during the period and significantly reduced its allocation to the information technology and energy sectors. In addition to health care, the fund also has no exposure to the utilities sector. During the period, we added to the fund's allocations in the consumer discretionary, materials and industrials sectors. We continue to emphasize these sectors in the portfolio, as well as financials and information technology.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Growth securities typically trade at a higher multiple of earnings than other types of securities and the prices of growth securities may be more sensitive to changes in current or expected earnings than the prices of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

International investing may involve special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of December 31, 2010, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Marsico Growth Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	10-year
Class A (03/27/98)	21.55	3.05	2.44
Class B (10/02/06)	21.26	2.82	2.33
S&P 500 Index	15.06	2.29	1.41

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	12/31/10
Class A	16.91	20.53
Class B	16.93	20.52

Performance of a $10,000 investment, 01/01/01 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the returns of the fund's Class A shares (the oldest existing share class) for periods prior to October 2, 2006, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses had been reflected, the returns for Class B shares shown for the periods prior to October 2, 2006 would be lower.

2

Understanding Your Expenses

Columbia Marsico Growth Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,293.40	1,019.31	6.76	5.96	1.17
Class B	1,000.00	1,000.00	1,291.40	1,018.05	8.20	7.22	1.42

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Marsico Growth Fund, Variable Series / December 31, 2010

	Shares	Value
COMMON STOCKS—98.6%
Consumer Discretionary—26.1%
Automobiles—1.2%
Ford Motor Co. (a)	275,355	$4,623,210
Hotels, Restaurants & Leisure—8.9%
McDonald's Corp.	171,733	13,182,225
Starbucks Corp.	13,377	429,803
Starwood Hotels & Resorts Worldwide, Inc.	189,613	11,524,678
Wynn Resorts Ltd.	27,966	2,903,990
Yum! Brands, Inc.	110,520	5,421,006
		33,461,702
Internet & Catalog Retail—7.0%
Amazon.com, Inc. (a)	94,682	17,042,760
priceline.com, Inc. (a)	23,130	9,241,591
		26,284,351
Multiline Retail—1.4%
Nordstrom, Inc.	121,963	5,168,792
Specialty Retail—3.9%
Tiffany & Co.	117,134	7,293,934
TJX Companies, Inc.	165,782	7,359,063
		14,652,997
Textiles, Apparel & Luxury Goods—3.7%
NIKE, Inc., Class B	162,625	13,891,428
Consumer Staples—2.0%
Food Products—0.9%
Mead Johnson Nutrition Co., Class A	53,580	3,335,355
Personal Products—1.1%
Estée Lauder Companies, Inc., Class A	53,570	4,323,099
Energy—5.8%
Energy Equipment & Services—0.8%
Halliburton Co.	75,485	3,082,053
Oil, Gas & Consumable Fuels—5.0%
Anadarko Petroleum Corp.	149,507	11,386,453
EOG Resources, Inc.	77,687	7,101,369
		18,487,822
Financials—14.3%
Capital Markets—3.0%
Goldman Sachs Group, Inc.	66,228	11,136,901
Commercial Banks—8.8%
PNC Financial Services Group, Inc.	166,663	10,119,777
U.S. Bancorp	514,493	13,875,876
Wells Fargo & Co.	295,311	9,151,688
		33,147,341
Diversified Financial Services—2.5%
Citigroup, Inc. (a)	2,017,234	9,541,517

	Shares	Value
Industrials—13.1%
Aerospace & Defense—2.7%
General Dynamics Corp.	63,240	$4,487,510
Precision Castparts Corp.	42,221	5,877,586
		10,365,096
Air Freight & Logistics—1.4%
FedEx Corp.	56,505	5,255,530
Machinery—4.4%
Cummins, Inc.	47,378	5,212,054
Danaher Corp.	145,254	6,851,631
Eaton Corp.	42,810	4,345,643
		16,409,328
Road & Rail—4.6%
Union Pacific Corp.	185,858	17,221,602
Information Technology—17.0%
Communications Equipment—0.5%
F5 Networks, Inc. (a)	13,845	1,802,065
Computers & Peripherals—5.5%
Apple, Inc. (a)	63,807	20,581,586
Internet Software & Services—2.9%
Baidu, Inc., ADR (a)	114,225	11,026,139
Semiconductors & Semiconductor Equipment—2.4%
Broadcom Corp., Class A	210,192	9,153,862
Software—5.7%
Oracle Corp.	440,383	13,783,988
Salesforce.com, Inc. (a)	57,035	7,528,620
		21,312,608
Materials—19.8%
Chemicals—14.5%
Dow Chemical Co.	524,066	17,891,613
Monsanto Co.	221,816	15,447,266
PPG Industries, Inc.	110,767	9,312,182
Praxair, Inc.	124,947	11,928,690
		54,579,751
Metals & Mining—5.3%
BHP Billiton PLC, ADR	176,643	14,219,762
Freeport-McMoRan Copper & Gold, Inc.	45,448	5,457,850
		19,677,612
Telecommunication Services—0.5%
Wireless Telecommunication Services—0.5%
American Tower Corp., Class A (a)	36,642	1,892,193
Total Common Stocks (cost of $247,030,372)		370,413,940

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2010

	Shares	Value
PREFERRED STOCK—0.5%
Financials—0.5%
Commercial Banks—0.5%
Wells Fargo & Co., Series J, 8.000% (a)	61,875	$1,682,381
Total Preferred Stock (cost of $1,642,744)		1,682,381
	Par
SHORT-TERM OBLIGATION—0.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/10, due 01/03/11 at 0.160%, collateralized by a U.S. Government Agency obligation maturing 09/08/14, market value $3,237,813 (repurchase proceeds $3,173,042)	$3,173,000	3,173,000
Total Short-Term Obligation (cost of $3,173,000)		3,173,000
Total Investments—99.9% (cost of $251,846,116) (b)		375,269,321
Other Assets & Liabilities, Net—0.1%		349,961
Net Assets—100.0%		$375,619,282

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $264,441,376.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$370,413,940	$—	$—	$370,413,940
Total Preferred Stock	1,682,381	—	—	1,682,381
Total Short-Term Obligation	—	3,173,000	—	3,173,000
Total Investments	$372,096,321	$3,173,000	$—	$375,269,321

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Consumer Discretionary	26.1
Materials	19.8
Information Technology	17.0
Financials	14.8
Industrials	13.1
Energy	5.8
Consumer Staples	2.0
Telecommunication Services	0.5
99.1
Short-Term Obligation	0.8
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Marsico Growth Fund, Variable Series / December 31, 2010

Assets
Investments, at cost	$251,846,116
Investments, at value	$375,269,321
Cash	703
Receivable for:
Investments sold	2,235,882
Fund shares sold	35,415
Dividends	220,471
Interest	14
Prepaid expenses	16,450
Total Assets	377,778,256
Liabilities
Payable for:
Investments purchased	1,021,570
Fund shares repurchased	574,882
Investment advisory fee	307,070
Administration fee	78,470
Pricing and bookkeeping fees	8,559
Transfer agent fee	18,985
Trustees' fees	58,526
Audit fee	34,500
Custody fee	4,449
Distribution fees — Class B	6,344
Chief compliance officer expenses	374
Interest payable	45
Other liabilities	45,200
Total Liabilities	2,158,974
Net Assets	$375,619,282
Net Assets Consist of
Paid-in capital	$358,554,559
Accumulated net realized loss	(106,358,482)
Net unrealized appreciation on investments	123,423,205
Net Assets	$375,619,282
Class A:
Net assets	$345,175,030
Shares outstanding	16,816,659
Net asset value per share	$20.53
Class B:
Net assets	$30,444,252
Shares outstanding	1,483,705
Net asset value per share	$20.52

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Marsico Growth Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Dividends	$11,126,720
Interest	60,160
Foreign taxes withheld	(8,282)
Total Investment Income	11,178,598
Expenses
Investment advisory fee	7,451,866
Administration fee	2,431,258
Distribution fees — Class B	66,268
Transfer agent fee	70,576
Pricing and bookkeeping fees	116,069
Trustees' fees	42,557
Custody fee	37,994
Chief compliance officer expenses	1,795
Other expenses	406,677
Expenses before interest expense	10,625,060
Interest expense	43,083
Total Expenses	10,668,143
Interest expense reimbursement	(43,037)
Custody earnings credit	(2)
Net Expenses	10,625,104
Net Investment Income	553,494
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	343,002,756
Net change in unrealized appreciation (depreciation) on investments	(281,918,706)
Net Gain	61,084,050
Net Increase Resulting from Operations	$61,637,544

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Marsico Growth Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment income	$553,494	$8,732,883
Net realized gain (loss) on investments and foreign currency transactions	343,002,756	(153,001,166)
Net change in unrealized appreciation (depreciation) on investments	(281,918,706)	600,759,544
Net increase resulting from operations	61,637,544	456,491,261
Distributions to Shareholders
From net investment income:
Class A	(1,684,315)	(14,518,763)
Class B	(11,917)	(44,867)
Total distributions to shareholders	(1,696,232)	(14,563,630)
Net Capital Stock Transactions	(1,897,068,160)	498,813,654
Total increase (decrease) in net assets	(1,837,126,848)	940,741,285
Net Assets
Beginning of period	2,212,746,130	1,272,004,845
End of period	$375,619,282	$2,212,746,130
Undistributed net investment income at end of period	$—	$1,090,377

Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	4,422,237	$76,750,516	41,037,419	$568,561,605
Distributions reinvested	96,803	1,684,315	945,257	14,518,763
Redemptions	(117,146,214)	(1,976,087,599)	(6,224,333)	(92,180,896)
Net increase (decrease)	(112,627,174)	(1,897,652,768)	35,758,343	490,899,472
Class B
Subscriptions	314,507	5,581,793	678,262	9,601,344
Distributions reinvested	695	11,917	2,818	44,867
Redemptions	(271,632)	(5,009,102)	(114,014)	(1,732,029)
Net increase	43,570	584,608	567,066	7,914,182

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Marsico Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010		2009	2008		2007	2006(a)(b)
Net Asset Value, Beginning of Period	$16.91		$13.45	$22.28		$18.98	$17.89
Income from Investment Operations:
Net investment income (c)	0.01		0.08	0.09		0.11	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	3.63	(i)	3.49	(8.86)		3.21	1.05
Total from investment operations	3.64		3.57	(8.77)		3.32	1.09
Less Distributions to Shareholders:
From net investment income	(0.02)		(0.11)	(0.06)		(0.02)	—
Net Asset Value, End of Period	$20.53		$16.91	$13.45		$22.28	$18.98
Total return (d)	21.55	%(e)	26.66%	(39.45	)%(e)	17.48%	6.09	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.96%		0.93%	0.95%		0.99%	1.01%
Interest expense	—	%(g)	—	—		—	—
Net expenses (f)	0.96%		0.93%	0.95%		0.99%	1.01%
Waiver/Reimbursement	—	%(h)	—	0.01%		—	0.15%
Net investment income (f)	0.06%		0.52%	0.50%		0.51%	0.21%
Portfolio turnover rate	88%		62%	70%		53%	54%
Net assets, end of period (000s)	$345,175		$2,188,367	$1,260,278		$1,333,860	$519,349

(a)  On May 1, 2006, Nations Marsico Growth Portfolio was renamed Columbia Marsico Growth Fund, Variable Series.

(b)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01% except for year ended December 31, 2006 which had an impact of 0.05%.

(g)  Rounds to less than 0.01%.

(h)  The adviser reimbursed interest expense which had an impact of less than 0.01%.

(i)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Marsico Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,						Period Ended December 31,
	2010		2009	2008		2007	2006(a)(b)
Net Asset Value, Beginning of Period	$16.93		$13.43	$22.24		$18.98	$17.76
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)		0.04	0.05		0.08	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	3.63	(k)	3.49	(8.85)		3.18	1.21
Total from investment operations	3.60		3.53	(8.80)		3.26	1.22
Less Distributions to Shareholders:
From net investment income	(0.01)		(0.03)	(0.01)		—	—
Net Asset Value, End of Period	$20.52		$16.93	$13.43		$22.24	$18.98
Total return (d)	21.26	%(e)	26.32%	(39.59	)%(e)	17.18%	6.87	%(e)(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	1.21%		1.18%	1.20%		1.24%	1.26	%(h)
Interest expense	—	%(i)	—	—		—	—
Net expenses (g)	1.21%		1.18%	1.20%		1.24%	1.26	%(h)
Waiver/Reimbursement	—	%(j)	—	0.01%		—	—	%(h)(i)
Net investment income (loss) (g)	(0.16)%		0.27%	0.26%		0.39%	0.46	%(h)
Portfolio turnover rate	88%		62%	70%		53%	54	%(f)
Net assets, end of period (000s)	$30,444		$24,380	$11,726		$8,043	$11

(a)  On May 1, 2006, Nations Marsico Growth Portfolio was renamed Columbia Marsico Growth Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01% except for the period ended December 31, 2006 which had an impact of 0.18%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

(j)  The adviser reimbursed interest expense which had an impact of less than 0.01%.

(k)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Marsico Growth Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia Marsico Growth Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks long-term growth of capital.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

11

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

12

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2010

Foreign Capital Gains Taxes—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for excess distributions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$52,361	$—	$(52,361)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010	December 31, 2009
Distributions paid from:
Ordinary Income*	$1,696,232	$14,563,630

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$110,827,945

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$111,026,035
Unrealized depreciation	(198,090)
Net unrealized appreciation	$110,827,945

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$93,763,222

Capital loss carryforwards of $311,122,511 were utilized during the year ended December 31, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including

13

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2010

relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate was 0.68% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the New Adviser has contractually agreed to waive its advisory fees through April 30, 2011. The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC (Marsico) based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

The advisory fee waiver for the Fund is calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05%
Assets in excess of $21 billion	0.10%

* For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory services to the Fund under the same fee structure.

Sub-Advisory Fee—Marsico has been retained by the New Adviser to serve as the investment sub-adviser to the Fund. As the sub-adviser, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The New Adviser, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

* For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which the New Adviser and Marsico mutually agree in writing.

Prior to the Closing, Marsico provided sub-advisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative

14

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2010

Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Adviser receives a monthly administration fee at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contractedwith Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.01% of the Fund's average daily net assets.

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

15

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2010

Prior to the Closing, Columbia Management Distributors, Inc. (the Previous Distributor), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.05% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Adviser at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions—Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $50,906.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $916,117,701 and $2,679,627,908, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $111,266,667 at a weighted average interest rate of 1.54%

For the year ended December 31, 2010, the investment adviser reimbursed the Fund $43,037 of interest expense.

Note 8. Shareholder Concentration

As of December 31, 2010, two shareholder accounts owned 73.1% of the outstanding shares of the Fund.

16

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2010

Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of

17

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2010

Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Marsico Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

19

Federal Income Tax Information (Unaudited)

Columbia Marsico Growth Fund, Variable Series

96.91% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2010, qualifies for the corporate dividends received deduction.

20

Fund Governance

Columbia Marsico Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust I.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau, Jr. (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee – BofA Funds Series Trust.

William P. Carmichael (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; Oversees 44; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – McMoRan Exploration Company (oil and gas exploration and development); Director – The Finish Line (athletic shoes and apparel); Trustee – BofA Funds Series Trust; Former Director – Simmons Company (bedding).

William A. Hawkins (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer – California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee – BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee – BofA Funds Series Trust.

John J. Nagorniak (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 44; Director – MIT Investment Company; Trustee – MIT 401k Plan.

Minor M. Shaw (Born 1947) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group; oversees 44; Board Member – Piedmont Natural Gas; Trustee – BofA Funds Series Trust.

21

Fund Governance (continued)

Columbia Marsico Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Interested Trustee

Anthony M. Santomero[1] (Born 1946) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director – Renaissance Reinsurance Ltd; Trustee – Penn Mutual Life Insurance Company; Director – Citigroup, Inc.; Citibank, N.A.; Trustee – BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

22

Fund Governance (continued)

Columbia Marsico Growth Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

23

Fund Governance (continued)

Columbia Marsico Growth Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

24

Important Information About This Report

A description of the policies and procedures that Columbia Marsico Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Marsico Growth Fund, Variable Series
P.O. Box 8081 Boston, MA 02266-8081

C-1546 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Marsico International
Opportunities Fund, Variable Series

Columbia Funds Variable Insurance Trust I

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2010

Columbia Marsico International Opportunities Fund, Variable Series seeks long-term growth of capital.

James G. Gendelman has co-managed the fund since August 2000. Munish Malhotra, CFA has co-managed the fund since 2010.

Summary

For the 12-month period that ended December 31, 2010, the fund's Class B shares significantly outperformed their benchmark, the MSCI EAFE Index (Net),1 but slightly trailed the average return of the fund's peer group, the Lipper VUF International Growth Funds Classification.2 Fund results benefited from strong stock selection in a number of areas, as well as sector allocations in the consumer discretionary, utilities and financials sectors. Currency effects hindered performance, as did the fund's positioning in the telecommunication services sector.

Sector allocations, stock selection aided returns

An overweight in the consumer discretionary sector, combined with favorable stock selection, aided the fund's relative returns because consumer discretionary was among the strongest performers in the benchmark. Retailing and apparel holdings performed well, especially fashion clothing manufacturer Industria de Diseno Textil (Inditex) (2.5% of net assets), Swiss watch manufacturer Swatch Group (2.8% of net assets) and Li & Fung (3.3% of net assets and the fund's second largest holding at year end), a Hong Kong-based manufacturer, exporter and distributor of retail goods. Brazilian real estate developer PDG Realty (1.9% of net assets) also had a strong price gain. An underweight in the financials and utilities sectors also aided results, as these were the weakest-performing sectors in the benchmark. And, the fund's results from its financials holdings, especially in emerging markets, were generally strong. India-based ICICI Bank (3.1% of net assets and the third largest holding at year end) and BR Malls Participacoes (2.0% of net assets), Brazil's largest property owner and operator, both posted strong returns. Several energy sector holdings had a material positive impact on fund performance, notably the top holding at year end, OGX Petroleo e Gas Participacoes (3.7% of net assets) and CNOOC (1.1% of net assets), oil and gas producers in Brazil and China, respectively. Stock selection in the information technology and materials sectors also was beneficial, including Taiwan-based wireless handheld device firm HTC, Chinese Internet search provider Baidu (0.5% and 0.8% of net assets, respectively), Germany-based chemicals firm BASF and Canadian mining company Teck Resources (3.0% and 1.5% of net assets, respectively). In the health care sector, pharmaceutical firm Novo-Nordisk (2.3% of net assets) posted solid results due to strong sales of diabetes products.

Currency's negative impact

Fluctuations in world currencies had a negative impact on results relative to the benchmark. The Japanese yen and Australian dollar appreciated substantially versus the U.S. dollar and many other world currencies, and fund results were hurt by having few investments traded in these currencies. In addition, the fund had several stock-specific disappointments. Shares of generic drug manufacturer Teva Pharmaceuticals (2.6% of net assets) suffered a sharp price decline, and Spain's Telefonica posted a double-digit decline prior to being sold from the portfolio.

Looking ahead

We increased the fund's allocation to the consumer discretionary and industrials sectors, and reduced its holdings in health care and information technology during the period. Going into 2011, the fund's primary sector allocations were to the consumer discretionary, financials, industrials and consumer staples. The fund has little or no exposure to the utilities sector. The fund's most significant country allocations are in the United Kingdom, Japan, Germany, France and Brazil, although U.K. and Japan allocations are significantly underweight relative to the benchmark.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potentially confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of December 31, 2010, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	10-year
Class B (03/27/98)	13.73	3.57	6.38
MSCI EAFE Index (Net)	7.75	2.46	3.50

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/09	12/31/10
Class B	14.15	15.98

Performance of a $10,000 investment, 01/01/01 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class B shares with the index. The returns for the index and Class B shares include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

2

Understanding Your Expenses

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	1,297.80	1,017.85	8.46	7.43	1.46

Expenses paid during the period are equal to the annualized expense ratio for the fund, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2010

	Shares	Value
COMMON STOCKS—98.4%
Consumer Discretionary—24.5%
Automobiles—4.0%
Daimler AG, Registered Shares (a)	49,874	$3,379,752
Honda Motor Co., Ltd.	110,900	4,383,171
PT Astra International Tbk	197,000	1,191,572
		8,954,495
Distributors—3.3%
Li & Fung Ltd.	1,252,000	7,320,837
Diversified Consumer Services—0.6%
Anhanguera Educacional Participacoes SA	57,600	1,387,952
Hotels, Restaurants & Leisure—3.4%
Accor SA	88,474	3,936,986
Compass Group PLC	262,011	2,373,392
Genting Berhad	363,400	1,317,058
		7,627,436
Household Durables—1.9%
PDG Realty SA Empreendimentos e Participacoes	705,200	4,317,834
Internet & Catalog Retail—1.1%
DeNA Co., Ltd.	69,300	2,484,762
Media—2.7%
Naspers Ltd.	39,477	2,324,873
Publicis Groupe SA	70,819	3,690,782
		6,015,655
Specialty Retail—2.5%
Inditex SA	73,299	5,492,997
Textiles, Apparel & Luxury Goods—5.0%
Adidas AG	34,210	2,234,519
Pandora A/S (a)	40,786	2,457,638
Swatch Group AG	14,190	6,326,065
		11,018,222
Consumer Staples—12.2%
Beverages—3.4%
Anheuser-Busch InBev NV	81,375	4,654,132
Pernod-Ricard SA	30,894	2,904,718
		7,558,850
Food & Staples Retailing—4.5%
FamilyMart Co., Ltd.	78,200	2,946,086
Metro AG	46,317	3,334,716
Tesco PLC	571,455	3,786,559
		10,067,361
Food Products—2.6%
Nestle SA, Registered Shares	99,200	5,810,890
Household Products—1.7%
Reckitt Benckiser Group PLC	67,318	3,699,679
Energy—6.8%
Energy Equipment & Services—0.5%
Core Laboratories NV	11,060	984,893

	Shares	Value
Oil, Gas & Consumable Fuels—6.3%
CNOOC Ltd.	982,200	$2,342,783
OGX Petroleo e Gas Participacoes SA (a)	686,200	8,267,817
Tullow Oil PLC	178,680	3,512,892
		14,123,492
Financials—17.4%
Capital Markets—1.6%
Julius Baer Group Ltd.	73,853	3,458,942
Commercial Banks—9.1%
Barclays PLC	797,749	3,254,324
BNP Paribas	36,557	2,325,802
HSBC Holdings PLC	325,545	3,304,703
ICICI Bank Ltd., ADR	137,798	6,978,091
Mizuho Financial Group, Inc.	499,300	940,168
Standard Chartered PLC	129,145	3,474,292
		20,277,380
Insurance—2.3%
Ping An Insurance Group Co. of China, Ltd., Class H	455,500	5,080,775
Real Estate Management & Development—4.4%
BR Malls Participacoes SA	423,100	4,359,961
CapitaLand Ltd.	947,000	2,737,655
Hang Lung Properties Ltd.	608,000	2,827,707
		9,925,323
Health Care—4.8%
Pharmaceuticals—4.8%
Novo-Nordisk A/S, Class B	44,640	5,024,452
Teva Pharmaceutical Industries Ltd., ADR	109,939	5,731,120
		10,755,572
Industrials—15.4%
Aerospace & Defense—1.5%
Rolls-Royce Group PLC (a)	236,023	2,292,536
Safran SA	29,903	1,058,923
		3,351,459
Building Products—1.6%
Assa Abloy AB, Class B	75,905	2,140,290
Daikin Industries Ltd.	40,068	1,419,804
		3,560,094
Electrical Equipment—3.4%
Schneider Electric SA	34,947	5,230,363
Sensata Technologies Holding NV (a)	77,063	2,320,367
		7,550,730
Industrial Conglomerates—2.0%
Siemens AG, Registered Shares	36,746	4,549,330

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2010

	Shares	Value
Machinery—3.2%
Fanuc Ltd.	11,900	$1,825,534
Komatsu Ltd.	174,400	5,271,942
		7,097,476
Road & Rail—2.2%
Canadian National Railway Co.	73,698	4,898,706
Trading Companies & Distributors—1.5%
Marubeni Corp.	484,000	3,400,384
Information Technology—5.6%
Communications Equipment—0.5%
HTC Corp.	37,150	1,146,743
Internet Software & Services—2.3%
Baidu, Inc., ADR (a)	18,024	1,739,857
Mail.ru Group Ltd., GDR (a)(b)(c)	27,551	991,836
MercadoLibre, Inc. (a)	35,867	2,390,535
		5,122,228
Office Electronics—1.7%
Canon, Inc.	76,400	3,916,621
Semiconductors & Semiconductor Equipment—1.1%
ARM Holdings PLC	177,707	1,172,807
Infineon Technologies AG (a)	133,711	1,243,127
		2,415,934
Materials—8.6%
Chemicals—4.4%
BASF SE	82,575	6,587,476
LyondellBasell Industries NV, Class A (a)	33,976	1,168,774
Novozymes A/S, Class B	14,954	2,083,751
		9,840,001
Metals & Mining—4.2%
Teck Resources Ltd., Class B	52,528	3,264,312
ThyssenKrupp AG	84,925	3,518,433
Xstrata PLC	108,294	2,541,903
		9,324,648
Telecommunication Services—3.1%
Wireless Telecommunication Services—3.1%
Millicom International Cellular SA	34,216	3,271,050
MTN Group Ltd.	179,511	3,662,978
		6,934,028
Total Common Stocks (cost of $166,983,906)		219,471,729

	Par	Value
SHORT-TERM OBLIGATION—1.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/10, due 01/03/11 at 0.160%, collateralized by a U.S. Government Agency obligation maturing 09/08/14, market value $3,900,319 (repurchase proceeds $3,823,051)	$3,823,000	$3,823,000
Total Short-Term Obligation (cost of $3,823,000)		3,823,000
Total Investments—100.1% (cost of $170,806,906) (d)		223,294,729
Other Assets & Liabilities, Net—(0.1)%		(194,943)
Net Assets—100.0%		$223,099,786

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of this security, which is not illiquid, amounted to $991,836 which represents 0.4% of net assets.

(c)  Represents fair value as determined in good fatih under procedures approved by the Board of Trustees. At December 31, 2010, the value of this security amounted to $991,836 which represents 0.4% of net assets.

(d)  Cost for federal income tax purposes is $176,738,607.

The following table summarizes the inputs used, as of December 31, 2010 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$—	$54,620,190	$—	$54,620,190
Consumer Staples	—	27,136,780	—	27,136,780
Energy	984,893	14,123,492	—	15,108,385
Financials	6,978,091	31,764,329	—	38,742,420
Health Care	5,731,120	5,024,452	—	10,755,572
Industrials	7,219,073	27,189,106	—	34,408,179
Information Technology	4,130,392	8,471,134	—	12,601,526
Materials	4,433,086	14,731,563	—	19,164,649
Telecommunication Services	3,271,050	3,662,978	—	6,934,028
Total Common Stocks	32,747,705	186,724,024	—	219,471,729
Total Short-Term Obligation	—	3,823,000	—	3,823,000
Total Investments	$32,747,705	$190,547,024	$—	$223,294,729

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2010

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period January 1, 2010 to December 31, 2010:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$—	$8,267,817	$8,267,817	$—

Financial assets were transferred from Level 1 to Level 2 due to the fact that on December 31, 2010, the Brazilian market was closed and a foreign fair value factor received from a third party statistical vendor was applied.

The following table reconciles asset balances for the year ended December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Rights	$—	$—	$544	$—	$—	$(544)	$—	$—	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Fund was invested in the following countries at December 31, 2010:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
United Kingdom	$29,413,087	13.2
Japan	26,588,472	11.9
Germany	24,847,353	11.1
France	19,147,574	8.5
Brazil	18,333,564	8.2
Switzerland	15,595,897	7.0
Hong Kong	12,491,327	5.6
Denmark	9,565,841	4.3
Canada	8,163,018	3.7
India	6,978,091	3.1
China	6,820,632	3.0
South Africa	5,987,851	2.7
Israel	5,731,120	2.6
Spain	5,492,997	2.5
Belgium	4,654,132	2.1
Netherlands	4,474,034	2.0
United States*	3,823,000	1.7
Luxembourg	3,271,050	1.5
Singapore	2,737,655	1.2
Argentina	2,390,535	1.1
Sweden	2,140,290	1.0
Malaysia	1,317,058	0.6
Indonesia	1,191,572	0.5
Taiwan	1,146,743	0.5
Russia	991,836	0.4
	$223,294,729	100.0

*Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2010

Assets
Investments, at cost	$170,806,906
Investments, at value	$223,294,729
Cash	16,514
Receivable for:
Investments sold	1,368,168
Fund shares sold	21,154
Dividends	110,954
Interest	17
Foreign tax reclaims	167,764
Expense reimbursement due from investment adviser	13,536
Prepaid expenses	1,630
Total Assets	224,994,466
Liabilities
Payable for:
Investments purchased	1,310,127
Fund shares repurchased	175,816
Investment advisory fee	152,847
Administration fee	35,209
Pricing and bookkeeping fees	6,661
Transfer agent fee	11,218
Trustees' fees	46,856
Custody fee	46,736
Distribution fees	45,467
Chief compliance officer expenses	240
Other liabilities	63,503
Total Liabilities	1,894,680
Net Assets	$223,099,786
Net Assets Consist of
Paid-in capital	$275,654,042
Overdistributed net investment income	(927,296)
Accumulated net realized loss	(104,137,375)
Net unrealized appreciation on:
Investments	52,487,823
Foreign currency translations	22,592
Net Assets	$223,099,786
Class B:
Shares outstanding	13,957,337
Net asset value per share	$15.98

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Marsico International Opportunities Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Dividends	$4,433,310
Interest	6,628
Foreign taxes withheld	(476,041)
Total Investment Income	3,963,897
Expenses
Investment advisory fee	1,721,392
Administration fee	403,133
Distribution fees	537,935
Transfer agent fee	42,820
Pricing and bookkeeping fees	74,482
Trustees' fees	31,008
Custody fee	201,788
Chief compliance officer expenses	1,110
Other expenses	141,070
Total Expenses	3,154,738
Fees waived or expenses reimbursed by investment adviser	(36,766)
Custody earnings credit	(35)
Net Expenses	3,117,937
Net Investment Income	845,960
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	21,437,412
Foreign currency transactions	(290,182)
Net realized gain	21,147,230
Net change in unrealized appreciation (depreciation) on:
Investments	4,474,599
Foreign currency translations	11,795
Net change in unrealized appreciation (depreciation)	4,486,394
Net Gain	25,633,624
Net Increase Resulting from Operations	$26,479,584

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Marsico International Opportunities Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment income	$845,960	$887,468
Net realized gain (loss) on investments and foreign currency transactions	21,147,230	(21,063,143)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	4,486,394	85,771,244
Net increase resulting from operations	26,479,584	65,595,569
Distributions to Shareholders
From net investment income	(1,446,374)	(3,910,090)
Net Capital Stock Transactions	(37,060,864)	(25,086,667)
Total increase (decrease) in net assets	(12,027,654)	36,598,812
Net Assets
Beginning of period	235,127,440	198,528,628
End of period	$223,099,786	$235,127,440
Overdistributed net investment income at end of period	$(927,296)	$(155,231)
Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class B
Subscriptions	945,784	$13,411,024	1,729,218	$21,621,846
Distributions reinvested	104,101	1,446,374	314,146	3,910,090
Redemptions	(3,705,963)	(51,918,262)	(4,435,337)	(50,618,603)
Net decrease	(2,656,078)	(37,060,864)	(2,391,973)	(25,086,667)

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Marsico International Opportunities Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010		2009	2008	2007		2006(a)(b)
Net Asset Value, Beginning of Period	$14.15		$10.45	$25.23	$21.95		$18.44
Income from Investment Operations:
Net investment income (c)	0.06		0.05	0.17 (d)	0.27	(e)	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	1.87		3.88	(10.88)	3.97		4.14
Total from investment operations	1.93		3.93	(10.71)	4.24		4.19
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.23)	(0.25)	(0.02)		(0.06)
From net realized gains	—		—	(3.82)	(0.94)		(0.62)
Total distributions to shareholders	(0.10)		(0.23)	(4.07)	(0.96)		(0.68)
Net Asset Value, End of Period	$15.98		$14.15	$10.45	$25.23		$21.95
Total return (f)	13.73	%(g)	37.95%	(48.49)%	19.68%		23.22%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.45%		1.44%	1.39%	1.39%		1.37%
Interest expense	—		—	—	—	%(i)	—
Net expenses (h)	1.45%		1.44%	1.39%	1.39%		1.37%
Waiver/Reimbursement	0.02%		—	—	—		—
Net investment income (h)	0.39%		0.42%	0.98%	1.15%		0.27%
Portfolio turnover rate	112%		113%	132%	133%		102%
Net assets, end of period (000s)	$223,100		$235,127	$198,529	$386,452		$399,607

(a)  On May 1, 2006, Nations Marsico International Opportunities Portfolio was renamed Columbia Marsico International Opportunities Fund, Variable Series.

(b)  On October 2, 2006, the Fund's Share class was renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia Marsico International Opportunities Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks long-term growth of capital.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers one class of shares: Class B. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

11

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

12

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2010

Foreign Capital Gains Taxes—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional Class B shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and passive foreign investment company (PFIC) reclasses were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(171,651)	$171,652	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010	December 31, 2009
Distributions paid from:
Ordinary Income*	$1,446,374	$3,910,090

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,454,224	$	$46,556,122

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$47,557,873
Unrealized depreciation	(1,001,751)
Net unrealized appreciation	$46,556,122

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$52,081,553
2017	48,193,080
$100,274,633

Capital loss carryforwards of $9,667,224 were utilized during the year ended December 31, 2010.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2010, post-October capital losses of $313,330 attributed to security transactions were deferred to January 1, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty

13

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2010

percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.80% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the New Adviser has contractually agreed to waive its advisory fees through April 30, 2011. The waiver amount is calculated based on the difference between the dollar amount of sub-advisory fees that would have been payable to Marsico Capital Management, LLC (Marsico) based on the annualized rate of 0.45% of the Fund's average daily net assets, and the dollar amount of sub-advisory fees calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 in which Marsico is entitled from the Fund which is described under the Sub-Advisory Fee note below. The annualized fee rate of 0.45% represents the sub-advisory fee rate which Marsico was entitled to receive prior to January 1, 2008.

The advisory fee waiver for the Fund is calculated as follows:

Fund Average Daily Net Assets*	Advisory Fee Waiver
Assets up to $6 billion	0.00%
Assets in excess of $6 billion and up to $10 billion	0.05%
Assets in excess of $10 billion	0.10%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund, Variable Series; (ii) Columbia Marsico International Opportunities Fund; (iii) Columbia Multi-Advisor International Equity Fund; and (iv) any future Columbia international equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory services to the Fund under the same fee structure.

Sub-Advisory Fee—Marsico has been retained by the New Adviser to serve as the investment sub-adviser to the Fund. As the sub-adviser, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. The New Adviser, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $6 billion	0.45%
Assets in excess of $6 billion and up to $10 billion	0.40%
Assets in excess of $10 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund, Variable Series; (ii) Columbia Marsico International Opportunities Fund; (iii) Columbia Multi-Advisor International Equity Fund; and (iv) any future Columbia international equity fund sub-advised by Marsico which the New Adviser and Marsico mutually agree in writing.

Prior to the Closing, Marsico provided sub-advisory services to the Fund under the same fee structure in accordance with an agreement with Columbia.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Adviser receives a monthly administration fee at the annual rate of 0.22% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street)

14

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2010

and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.02% of the Fund's average daily net assets.

Underwriting Discounts and Distribution Fee—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the Previous Distributor), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not

15

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2010

exceed 1.20% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Adviser at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions—Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $5,074.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $231,749,909 and $268,197,675, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of December 31, 2010, three shareholder accounts owned 83.3% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express

16

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2010

Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgement order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Marsico International Opportunities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico International Opportunities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

18

Federal Income Tax Information (Unaudited)

Columbia Marsico International Opportunities Fund, Variable Series

Foreign taxes paid during the fiscal year ended December 31, 2010, of $475,540 are expected to be passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $4,433,308 ($0.32 per share) for the fiscal year ended December 31, 2010.

19

Fund Governance

Columbia Marsico International Opportunities Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust I.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau, Jr. (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee – BofA Funds Series Trust.

William P. Carmichael (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; Oversees 44; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – McMoRan Exploration Company (oil and gas exploration and development); Director – The Finish Line (athletic shoes and apparel); Trustee – BofA Funds Series Trust. Former Director – Simmons Company (bedding).

William A. Hawkins (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer – California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee – BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee – BofA Funds Series Trust.

John J. Nagorniak (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 44; Director – MIT Investment Company; Trustee – MIT 401k Plan.

Minor M. Shaw (Born 1947) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group; oversees 44; Board Member – Piedmont Natural Gas; Trustee – BofA Funds Series Trust.

20

Fund Governance (continued)

Columbia Marsico International Opportunities Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Interested Trustee

Anthony M. Santomero[1] (Born 1946) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director – Renaissance Reinsurance Ltd; Trustee – Penn Mutual Life Insurance Company; Director – Citigroup, Inc.; Citibank, N.A.; Trustee – BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

21

Fund Governance (continued)

Columbia Marsico International Opportunities Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

22

Fund Governance (continued)

Columbia Marsico International Opportunities Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

23

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Important Information About This Report

A description of the policies and procedures that Columbia Marsico International Opportunities Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Marsico International Opportunities Fund, Variable Series
P. O. Box 8081 Boston, MA 02266-8081

C-1661 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia Mid Cap Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2010

Columbia Mid Cap Growth Fund, Variable Series seeks long-term capital appreciation.

Wayne M. Collette and George J. Myers have co-managed the fund since October 2006. Lawrence W. Lin and Brian D. Neigut have co-managed the fund since October 2007.

Summary

For the 12-month period that ended December 31, 2010, the fund's Class A shares outperformed both the Russell Midcap Index1 and the Russell Midcap Growth Index.2 The fund also outpaced the average fund in its peer group, the Lipper VUF Mid-Cap Growth Funds Classification.3 The fund was a beneficiary of the market's broad advance during the last half of the year, marking the second year of recovery from a global financial crisis. Holdings in the information technology and industrials sectors drove the fund's positive gains relative to its benchmarks and peers. Financials and consumer discretionary stocks disappointed the most on a relative basis.

Information technology and industrials holdings shine

Stocks in the information technology sector were the most significant contributors to the fund's strong relative performance for the year. Among top contributors were TIBCO Software and digital entertainment technology firm Rovi Corp. (0.9% and 1.4% of net assets, respectively). Both stocks benefited as digital media use grew and corporate application of "cloud" computing services increased. In the industrials sector, Bucyrus International and engine maker Cummins (1.7% of net assets) were the strongest contributors. Bucyrus rallied when it was announced in mid-November that Caterpillar was planning to acquire the mining equipment manufacturer. We sold the stock into strength. Cummins benefited from its focus on developing market-leading technology, helping produce engines that burn cleaner and achieve better fuel economy as emissions regulations promise to grow tougher.

Financial and consumer discretionary stocks detracted from returns

The financials sector was among the most disappointing for the fund as asset management companies, including Waddell & Reed and Janus Capital, suffered weak revenue growth, and flows to retail investment products faltered as fund investors remained risk averse. We sold both positions. Among detractors in the consumer discretionary sector, Chinese Internet travel services provider, Ctrip.com International (0.8% of net assets) faced tough competition and a drop-off in air travel following the Shanghai Expo in late 2010. Regulatory uncertainty and slowing enrollment due to an improving economy hurt the business of on-line colleges, including Grand Canyon Education (0.5% of net assets). The biggest single detractor was tobacco-paper maker Schweitzer-Mauduit, which declined when its largest customer expressed interest in a competitor's wares. We sold the stock.

Positioned for a gradual economic recovery

While the market rally that began in the third quarter was broad, mid-cap stocks were bested only by the performance of smaller companies. As we look to 2011, we continue to believe stocks in general are attractively valued, despite the recent rally. Nevertheless, challenges remain, with a stubbornly high unemployment rate and continued fall-out from the bursting of the housing bubble. Against this backdrop, we have positioned the portfolio for a gradual economic recovery. We continue to seek mid-cap growth companies with products or services that are in demand in the marketplace and with a proven ability to grow regardless of the direction or pace of the economy.

Past performance is no guarantee of future results.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Holdings are disclosed as of December 31, 2010, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 100 Index.

2  The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

  Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2010

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2010 (%)

	1-year	5-year	Life*
Class A (05/01/01)	30.08	8.02	2.36
Class B (10/02/06)	29.73	7.73	2.22
Russell Midcap Growth Index	26.38	4.88	4.67
Russell Midcap Index	25.48	4.66	7.09

Inception date of share class is in parentheses.

*Index performance for life of the fund is from May 1, 2001.

Net asset value per share ($)	12/31/09	12/31/10
Class A	6.07	7.89
Class B	6.02	7.81

Performance of a $10,000 investment, 05/01/01 – 12/31/10

The graph compares the results of a hypothetical $10,000 investment in Class A shares with the index. The returns for the index and Class A shares include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the returns of the fund's Class A shares (the oldest existing fund class) for periods prior to October 2, 2006, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution and service (Rule 12b-1) fees between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for the periods prior to October 2, 2006 would be lower.

2

Understanding Your Expenses

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2010

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/10 – 12/31/10	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,336.00	1,020.67	5.30	4.58	0.90
Class B	1,000.00	1,000.00	1,332.80	1,019.41	6.76	5.85	1.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2010

	Shares	Value
COMMON STOCKS—99.4%
Consumer Discretionary—22.8%
Auto Components—4.9%
Autoliv, Inc.	2,420	$191,035
BorgWarner, Inc. (a)	3,700	267,732
Cooper Tire & Rubber Co.	10,960	258,437
Gentex Corp.	10,740	317,474
Goodyear Tire & Rubber Co. (a)	16,870	199,909
Lear Corp. (a)	3,400	335,614
		1,570,201
Diversified Consumer Services—0.5%
Grand Canyon Education, Inc. (a)	8,702	170,472
Hotels, Restaurants & Leisure—4.3%
Bally Technologies, Inc. (a)	3,920	165,385
Chipotle Mexican Grill, Inc. (a)	1,030	219,040
Ctrip.com International Ltd., ADR (a)	6,510	263,329
Panera Bread Co., Class A (a)	1,540	155,863
Royal Caribbean Cruises Ltd. (a)	4,600	216,200
Starwood Hotels & Resorts Worldwide, Inc.	3,160	192,065
Wynn Resorts Ltd.	1,580	164,067
		1,375,949
Household Durables—1.8%
Tempur-Pedic International, Inc. (a)	8,330	333,700
Whirlpool Corp.	2,700	239,841
		573,541
Internet & Catalog Retail—1.7%
NetFlix, Inc. (a)	910	159,887
priceline.com, Inc. (a)	1,000	399,550
		559,437
Media—2.2%
CBS Corp., Class B	8,310	158,306
Cinemark Holdings, Inc.	8,450	145,678
Lamar Advertising Co., Class A (a)	4,770	190,037
McGraw-Hill Companies, Inc.	5,940	216,275
		710,296
Multiline Retail—1.5%
Big Lots, Inc. (a)	7,850	239,111
Nordstrom, Inc.	5,660	239,871
		478,982
Specialty Retail—3.0%
Advance Auto Parts, Inc.	3,310	218,957
CarMax, Inc. (a)	4,970	158,444
Dick's Sporting Goods, Inc. (a)	5,820	218,250
Tiffany & Co.	2,590	161,279
TJX Companies, Inc.	4,690	208,189
		965,119
Textiles, Apparel & Luxury Goods—2.9%
Coach, Inc.	6,210	343,475
Hanesbrands, Inc. (a)	4,851	123,215
Lululemon Athletica, Inc. (a)	3,690	252,470
Warnaco Group, Inc. (a)	3,630	199,904
		919,064

	Shares	Value
Consumer Staples—3.5%
Food & Staples Retailing—0.8%
Whole Foods Market, Inc. (a)	4,960	$250,926
Food Products—1.1%
Green Mountain Coffee Roasters, Inc. (a)	6,380	209,647
H.J. Heinz Co.	3,110	153,821
		363,468
Personal Products—1.6%
Avon Products, Inc.	5,180	150,531
Herbalife Ltd.	5,520	377,402
		527,933
Energy—6.9%
Energy Equipment & Services—2.6%
Cameron International Corp. (a)	8,570	434,756
McDermott International, Inc. (a)	11,680	241,659
Seadrill Ltd.	4,683	158,848
		835,263
Oil, Gas & Consumable Fuels—4.3%
Concho Resources, Inc. (a)	4,038	354,011
Consol Energy, Inc.	3,590	174,977
Continental Resources, Inc. (a)	3,410	200,678
Denbury Resources, Inc. (a)	8,720	166,465
Massey Energy Co.	3,350	179,728
Range Resources Corp.	3,500	157,430
Southwestern Energy Co. (a)	4,470	167,312
		1,400,601
Financials—5.8%
Capital Markets—2.8%
Affiliated Managers Group, Inc. (a)	4,490	445,498
LPL Investment Holdings, Inc. (a)	4,649	169,084
T. Rowe Price Group, Inc.	4,210	271,713
		886,295
Consumer Finance—0.6%
Discover Financial Services	9,890	183,262
Diversified Financial Services—1.0%
IntercontinentalExchange, Inc. (a)	1,590	189,449
Moody's Corp.	5,260	139,600
		329,049
Real Estate Investment Trusts (REITs)—0.9%
Nationwide Health Properties, Inc.	3,720	135,334
Plum Creek Timber Co., Inc.	4,200	157,290
		292,624
Real Estate Management & Development—0.5%
Jones Lang LaSalle, Inc.	1,960	164,483
Health Care—12.7%
Biotechnology—2.0%
Alexion Pharmaceuticals, Inc. (a)	2,930	236,011
Dendreon Corp. (a)	3,780	131,998

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2010

	Shares	Value
Human Genome Sciences, Inc. (a)	7,300	$174,397
Onyx Pharmaceuticals, Inc. (a)	2,731	100,692
		643,098
Health Care Equipment & Supplies—1.3%
Gen-Probe, Inc. (a)	2,800	163,380
Intuitive Surgical, Inc. (a)	630	162,382
Thoratec Corp. (a)	3,275	92,748
		418,510
Health Care Providers & Services—4.3%
Brookdale Senior Living, Inc. (a)	9,370	200,612
Express Scripts, Inc. (a)	7,240	391,322
Laboratory Corp. of America Holdings (a)	4,490	394,761
Mednax, Inc. (a)	2,880	193,795
Patterson Companies, Inc.	6,140	188,068
		1,368,558
Health Care Technology—0.6%
Cerner Corp. (a)	2,000	189,480
Life Sciences Tools & Services—3.5%
Agilent Technologies, Inc. (a)	5,960	246,923
ICON PLC, ADR (a)	11,367	248,937
Illumina, Inc. (a)	3,990	252,727
Life Technologies Corp. (a)	6,740	374,070
		1,122,657
Pharmaceuticals—1.0%
Watson Pharmaceuticals, Inc. (a)	6,560	338,824
Industrials—14.1%
Aerospace & Defense—1.2%
BE Aerospace, Inc. (a)	4,370	161,821
Precision Castparts Corp.	1,614	224,685
		386,506
Air Freight & Logistics—1.2%
Atlas Air Worldwide Holdings, Inc. (a)	2,800	156,324
C.H. Robinson Worldwide, Inc.	2,730	218,919
		375,243
Airlines—1.3%
AMR Corp. (a)	33,250	259,018
United Continental Holdings, Inc. (a)	6,260	149,113
		408,131
Commercial Services & Supplies—0.5%
Stericycle, Inc. (a)	1,970	159,412
Electrical Equipment—2.4%
AMETEK, Inc.	7,915	310,664
Regal-Beloit Corp.	3,830	255,691
Sensata Technologies Holding N.V. (a)	7,130	214,684
		781,039
Machinery—4.2%
AGCO Corp. (a)	3,700	187,442
Cummins, Inc.	5,060	556,651
Joy Global, Inc.	2,960	256,780

	Shares	Value
Navistar International Corp. (a)	2,850	$165,043
Pall Corp.	4,040	200,303
		1,366,219
Marine—0.5%
DryShips, Inc. (a)	30,355	166,953
Professional Services—0.8%
IHS, Inc., Class A (a)	3,200	257,248
Road & Rail—1.4%
Hertz Global Holdings, Inc. (a)	11,640	168,663
Kansas City Southern (a)	5,730	274,238
		442,901
Trading Companies & Distributors—0.6%
Fastenal Co.	3,340	200,099
Information Technology—23.5%
Communications Equipment—2.0%
F5 Networks, Inc. (a)	1,680	218,669
JDS Uniphase Corp. (a)	12,470	180,565
Riverbed Technology, Inc. (a)	6,470	227,550
		626,784
Computers & Peripherals—1.0%
NetApp, Inc. (a)	6,000	329,760
Internet Software & Services—2.0%
Akamai Technologies, Inc. (a)	3,040	143,032
LogMeIn, Inc. (a)	3,510	155,633
VeriSign, Inc.	4,280	139,828
VistaPrint NV (a)	4,690	215,740
		654,233
IT Services—4.4%
Alliance Data Systems Corp. (a)	6,270	445,358
Cognizant Technology Solutions Corp., Class A (a)	5,190	380,375
Teradata Corp. (a)	5,000	205,800
VeriFone Systems, Inc. (a)	4,660	179,690
Western Union Co.	11,670	216,712
		1,427,935
Semiconductors & Semiconductor Equipment—5.6%
Advanced Micro Devices, Inc. (a)	21,210	173,498
Atmel Corp. (a)	21,580	265,866
Cree, Inc. (a)	2,240	147,594
Intersil Corp., Class A	11,300	172,551
Linear Technology Corp.	5,590	193,358
OmniVision Technologies, Inc. (a)	8,450	250,204
Skyworks Solutions, Inc. (a)	6,870	196,688
Trina Solar Ltd., ADR (a)	8,210	192,278
Xilinx, Inc.	6,650	192,717
		1,784,754
Software—8.5%
ANSYS, Inc. (a)	3,390	176,517
Autodesk, Inc. (a)	6,180	236,076
Citrix Systems, Inc. (a)	5,040	344,786
Concur Technologies, Inc. (a)	5,260	273,152

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2010

	Shares	Value
Intuit, Inc. (a)	4,670	$230,231
Red Hat, Inc. (a)	8,530	389,394
Rovi Corp. (a)	7,295	452,363
Salesforce.com, Inc. (a)	2,490	328,680
TIBCO Software, Inc. (a)	15,260	300,775
		2,731,974
Materials—8.7%
Chemicals—3.5%
Cabot Corp.	4,950	186,367
Celanese Corp., Series A	6,140	252,784
CF Industries Holdings, Inc.	3,720	502,758
Solutia, Inc. (a)	8,550	197,334
		1,139,243
Containers & Packaging—1.0%
Crown Holdings, Inc. (a)	9,170	306,095
Metals & Mining—4.2%
Agnico-Eagle Mines Ltd.	3,040	233,168
Cliffs Natural Resources, Inc.	6,230	486,002
HudBay Minerals, Inc.	12,420	224,467
Steel Dynamics, Inc.	10,850	198,555
Walter Energy, Inc.	1,660	212,215
		1,354,407
Telecommunication Services—1.4%
Wireless Telecommunication Services—1.4%
Crown Castle International Corp. (a)	4,890	214,329
NII Holdings, Inc. (a)	5,150	229,999
		444,328
Total Common Stocks (cost of $22,931,959)		31,981,356
	Par
SHORT-TERM OBLIGATION—0.5%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/10, due 01/03/11 at 0.160%, collateralized by a U.S. Government Agency obligation maturing 01/27/14, market value $166,238 (repurchase proceeds $162,002)	$162,000	162,000
Total Short-Term Obligation (cost of $162,000)		162,000
Total Investments—99.9% (cost of $23,093,959) (b)		32,143,356
Other Assets & Liabilities, Net—0.1%		18,426
Net Assets—100.0%		$32,161,782

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $23,334,120.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$31,981,356	$—	$—	$31,981,356
Total Short-Term Obligation	—	162,000	—	162,000
Total Investments	$31,981,356	$162,000	$—	$32,143,356

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

For the year ended December 31, 2010, transactions in written put option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2009	—	$—
Options written	43	8,489
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(43)	(8,489)
Options outstanding at December 31, 2010	—	$—

At December 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	23.5
Consumer Discretionary	22.8
Industrials	14.1
Health Care	12.7
Materials	8.7
Energy	6.9
Financials	5.8
Consumer Staples	3.5
Telecommunication Services	1.4
99.4
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2010

Assets
Investments, at cost	$23,093,959
Investments, at value	$32,143,356
Cash	436
Receivable for:
Investments sold	142,238
Fund shares sold	100,682
Dividends	8,564
Interest	1
Expense reimbursement due from investment adviser	13,245
Prepaid expenses	226
Total Assets	32,408,748
Liabilities
Payable for:
Investments purchased	50,419
Fund shares repurchased	54,320
Investment advisory fee	18,199
Administration fee	2,906
Pricing and bookkeeping fees	4,372
Transfer agent fee	1,644
Trustees' fees	40,476
Audit fee	34,775
Legal fee	23,437
Custody fee	4,864
Distribution fees — Class B	3
Chief compliance officer expenses	196
Other liabilities	11,355
Total Liabilities	246,966
Net Assets	$32,161,782
Net Assets Consist of
Paid-in capital	$25,892,606
Accumulated net investment loss	(27)
Accumulated net realized loss	(2,780,194)
Net unrealized appreciation on investments	9,049,397
Net Assets	$32,161,782
Class A:
Net assets	$32,148,878
Shares outstanding	4,077,077
Net asset value per share	$7.89
Class B:
Net assets	$12,904
Shares outstanding	1,652
Net asset value per share	$7.81

See Accompanying Notes to Financial Statements.

7

Statement of Operations

Columbia Mid Cap Growth Fund, Variable Series
For the Year Ended December 31, 2010

Investment Income
Dividends	$200,484
Interest	486
Foreign taxes withheld	(519)
Total Investment Income	200,451
Expenses
Investment advisory fee	197,248
Administration fee	27,247
Distribution fees — Class B	28
Transfer agent fee	6,145
Pricing and bookkeeping fees	47,492
Trustees' fees	31,303
Custody fee	17,420
Audit fee	39,839
Legal fees	42,725
Reports to shareholders	26,000
Chief compliance officer expenses	958
Other expenses	2,341
Total Expenses	438,746
Fees waived or expenses reimbursed by investment adviser	(165,803)
Custody earnings credit	(1)
Net Expenses	272,942
Net Investment Loss	(72,491)
Net Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency
Net realized gain (loss) on:
Investments	6,159,775
Written options	8,489
Foreign currency transactions	(882)
Net realized gain	6,167,382
Net change in unrealized appreciation (depreciation) on investments	1,946,993
Net Gain	8,114,375
Net Increase Resulting from Operations	$8,041,884

See Accompanying Notes to Financial Statements.

8

Statement of Changes in Net Assets

Columbia Mid Cap Growth Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations
Net investment income (loss)	$(72,491)	$14,105
Net realized gain (loss) on investments, written options and foreign currency transactions	6,167,382	(2,385,937)
Net change in unrealized appreciation (depreciation) on investments	1,946,993	12,993,321
Net increase resulting from operations	8,041,884	10,621,489
Distributions to Shareholders
From net investment income:
Class A	(19,367)	—
Net Capital Stock Transactions	(8,166,794)	(5,846,779)
Total increase (decrease) in net assets	(144,277)	4,774,710
Net Assets
Beginning of period	32,306,059	27,531,349
End of period	$32,161,782	$32,306,059
Undistributed net investment income (accumulated net investment loss) at end of period	$(27)	$13,991

Capital Stock Activity

	Year Ended December 31,
	2010		2009
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	210,312	$1,473,233	237,113	$1,195,612
Distributions reinvested	3,191	19,367	—	—
Redemptions	(1,457,112)	(9,659,071)	(1,444,067)	(7,042,391)
Net decrease	(1,243,609)	(8,166,471)	(1,206,954)	(5,846,779)
Class B
Subscriptions	1,652	11,744	—	—
Redemptions	(1,697)	(12,067)	—	—
Net decrease	(45)	(323)	—	—

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Mid Cap Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2010	2009	2008	2007	2006(a)(b)
Net Asset Value, Beginning of Period	$6.07	$4.22	$8.69	$8.86	$7.92
Income from Investment Operations:
Net investment income (loss) (c)	(0.02)	— (d)	(0.01)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments, written options and foreign currency	1.84	1.85	(3.42)	1.73	1.35
Total from investment operations	1.82	1.85	(3.43)	1.71	1.36
Less Distributions to Shareholders:
From net investment income	— (d)	—	—	(0.01)	—
From net realized gains	—	—	(1.04)	(1.87)	(0.42)
Total distributions to shareholders	— (d)	—	(1.04)	(1.88)	(0.42)
Net Asset Value, End of Period	$7.89	$6.07	$4.22	$8.69	$8.86
Total return (e)(f)	30.08%	43.84%	(44.28)%	19.88%	17.69%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.90%	0.93%	1.00%	1.00%	1.00%
Waiver/Reimbursement	0.55%	0.68%	0.25%	0.14%	0.22%
Net investment income (loss) (g)	(0.24)%	0.05%	(0.16)%	(0.18)%	0.11%
Portfolio turnover rate	130%	171%	136%	157%	176%
Net assets, end of period (000s)	$32,149	$32,296	$27,524	$62,581	$64,189

(a)  On May 1, 2006, Nations Marsico Mid Cap Growth Portfolio was renamed Columbia Marsico Mid Cap Growth Fund, Variable Series and effective October 2, 2006, Columbia Marsico Mid Cap Growth Fund, Variable Series was renamed Columbia Mid Cap Growth Fund, Variable Series.

(b)  On October 2, 2006, the Fund's share class was renamed Class A Shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Mid Cap Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,				Period Ended December 31,
	2010	2009	2008	2007	2006(a)(b)
Net Asset Value, Beginning of Period	$6.02	$4.19	$8.67	$8.85	$8.24
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)	(0.01)	(0.03)	(0.04)	0.01
Net realized and unrealized gain (loss) on investments, written options and foreign currency	1.82	1.84	(3.41)	1.73	0.60
Total from investment operations	1.79	1.83	(3.44)	1.69	0.61
Less Distributions to Shareholders:
From net realized gains	—	—	(1.04)	(1.87)	—
Net Asset Value, End of Period	$7.81	$6.02	$4.19	$8.67	$8.85
Total return (d)(e)	29.73%	43.68%	(44.52)%	19.63%	7.40	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.15%	1.18%	1.25%	1.25%	1.25	%(h)
Waiver/Reimbursement	0.55%	0.68%	0.25%	0.14%	0.04	%(h)
Net investment income (loss) (g)	(0.47)%	(0.17)%	(0.38)%	(0.46)%	0.52	%(h)
Portfolio turnover rate	130%	171%	136%	157%	176	%(f)
Net assets, end of period (000s)	$13	$10	$7	$13	$11

(a)  On May 1, 2006, Nations Marsico Mid Cap Growth Portfolio was renamed Columbia Marsico Mid Cap Growth Fund, Variable Series and effective October 2, 2006, Columbia Marsico Mid Cap Growth Fund, Variable Series was renamed Columbia Mid Cap Growth Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01% except for the period ended December 31, 2006 which had an impact of 0.13%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

11

Notes to Financial Statements

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2010

Note 1. Organization

Columbia Mid Cap Growth Fund, Variable Series (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies (Participating Insurance Companies). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

12

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments—The Fund may use derivative instruments including options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks, among others:

Equity Risk—Equity risk relates to the change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following provides more detailed information about the derivative type held by the Fund:

Options—The Fund had written put options to increase the Fund's exposure to equity risk and to increase return on instruments. Written put options become more valuable as the price of the underlying instruments appreciates relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended December 31, 2010, the Fund entered into 43 written options contracts.

13

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2010

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Written options	Equity Risk	$8,489	$—

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's shareholders are separate accounts of insurance companies funding variable contracts, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Tax—The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

14

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2010

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 reclasses and net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$77,840	$882	$(78,722)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010	December 31, 2009
Distributions paid from:
Ordinary Income*	$19,367	$—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$8,809,236

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$8,951,974
Unrealized depreciation	(142,738)
Net unrealized appreciation	$8,809,236

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$2,540,033

Capital loss carryforwards of $5,905,963 were utilized during the year ended December 31, 2010.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2010, post-October currency losses of $27 attributed to security transactions were deferred to January 1, 2011.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment adviser of the Fund and changed its name to

15

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2010

Columbia Management Investment Advisers, LLC (the New Adviser). The New Adviser receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.65% of the Fund's average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment advisory services to the Fund under the same fee structure.

Administration Fee—Effective upon the Closing, the New Adviser became the administrator of the Fund under a new Administrative Services Agreement (the Administrative Agreement). Under the Administrative Agreement, the New Adviser provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Adviser receives a monthly administration fee at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rate.

Pricing and Bookkeeping Fees—Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Adviser. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee—In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. (the New Transfer Agent). The New Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Effective September 7, 2010, the New Transfer Agent receives a monthly fee for its services at the annual rate of 0.06% of the Fund's average daily net assets.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, account transcript fees due to the New Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also may receive reimbursement for certain out-of-pocket expenses.

Prior to September 7, 2010, the New Transfer Agent received monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which were intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. In addition the New Transfer Agent also retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintained in connection with its services to the Fund. The New Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund under the same fee structure and contracted with BFDS to serve as sub-transfer agent.

For the year ended December 31, 2010, the Fund's effective transfer agent fee rate for each class was 0.02% of the Fund's average daily net assets.

16

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2010

Distribution Fees—In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund's shares and changed its name to Columbia Management Investment Distributors, Inc. (the New Distributor). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares pursuant to which it will pay a monthly distribution fee to the New Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Prior to the Closing, Columbia Management Distributors, Inc. (the Previous Distributor), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares, under the same fee structure.

Fee Waivers and Expense Reimbursements—Effective May 1, 2010, the New Adviser has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.90% of the Fund's average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Adviser at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund's expenses in the same manner.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of the New Adviser or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund). Prior to the Closing, if no funds were selected, income earned on the plan participant's deferral account was based on the rate of return of BofA Treasury Reserves. Trustees' fees deferred during the current period as well as any gains or losses on the trustees' deferred compensation balances as a result of market fluctuations are included in "Trustees' fees" on the Statement of Operations. Liabilities under the deferred compensation plan are included in "Trustees' fees" on the Statement of Assets and Liabilities.

Other Related Party Transactions—Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $26.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $38,748,651 and $47,003,988, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2010, the Fund did not borrow under these arrangements.

17

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2010

Note 8. Shareholder Concentration

As of December 31, 2010, one shareholder account owned 87.7% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Information Regarding Pending and Settled Legal Proceedings—In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgement order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or

18

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2010

other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

19

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Mid Cap Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2011

20

Fund Governance

Columbia Mid Cap Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Variable Insurance Trust I.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau, Jr. (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 44; Trustee – BofA Funds Series Trust.

William P. Carmichael (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired; Oversees 44; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – McMoRan Exploration Company (oil and gas exploration and development); Director – The Finish Line (athletic shoes and apparel); Trustee – BofA Funds Series Trust. Former Director – Simmons Company (bedding).

William A. Hawkins (Born 1942) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer – California General Bank, N.A., from January 2008 through August 2010; oversees 44; Trustee – BofA Funds Series Trust.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – CNO Financial, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005; oversees 44; Trustee – BofA Funds Series Trust.

John J. Nagorniak (Born 1944) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 44; Director – MIT Investment Company; Trustee – MIT 401k Plan.

Minor M. Shaw (Born 1947) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group; oversees 44; Board Member – Piedmont Natural Gas; Trustee – BofA Funds Series Trust.

21

Fund Governance (continued)

Columbia Mid Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Interested Trustee

Anthony M. Santomero[1] (Born 1946) c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006; oversees 44; Director – Renaissance Reinsurance Ltd; Trustee – Penn Mutual Life Insurance Company; Director – Citigroup, Inc.; Citibank, N.A.; Trustee – BofA Funds Series Trust.

1  Dr. Santomero is currently deemed by the Columbia Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Adviser.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

22

Fund Governance (continued)

Columbia Mid Cap Growth Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President – Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958) One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959) 100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President – Asset Management and Trust Company Services, from 2006 to 2009, and Vice President – Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Treasurer (since 2010) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

23

Fund Governance (continued)

Columbia Mid Cap Growth Fund, Variable Series

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Officers (continued)

Marybeth Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957) One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

24

Board Consideration and Approval of Amendment to Investment Management Services Agreement

Columbia Mid Cap Growth Fund, Variable Series

In September 2010, the Board (the "Board") of Columbia Funds Variable Insurance Trust I (the "Trust") unanimously approved an amendment to the Investment Management Services Agreement (the "IMS Agreement") between Columbia Management Investment Advisers, LLC ("Columbia Management") and the Trust, on behalf of Columbia Mid Cap Growth Fund, Variable Series (the "Fund"). As detailed below, the Contracts Review Committee and/or the Board held numerous meetings and discussions with Columbia Management and reviewed and considered extensive materials in connection with the approval of the changes to the fee rates payable by the Fund before determining to approve the amendment to the IMS Agreement.

Prior to approving the proposed changes to the fee rates payable by the Fund, the trustees (the "Trustees") of the Board were presented with, and requested, received and evaluated, materials about the current IMS Agreement, the proposed changes to the fee rates and fee structures and related matters from Columbia Management. The Trustees also reviewed reports prepared by an independent provider of investment company data, which included information comparing the Fund's current fees and expense ratios with a group of comparable funds that were selected by the independent provider. Included in these reports were comparisons of contractual and actual investment advisory fee rates and total operating expenses.

In addition, the Trustees considered that the proposed amendment was part of a larger group of proposals, designed to achieve consistent investment management service and fee structures across the family of funds. In this regard, the Board recognized that many of the funds in the fund family were organized at different times by many different sponsors, and as a result, their fees and expenses did not reflect a common overall design.

The Board and its Contract Review Committee also reviewed and considered information that they had previously received, addressing the services Columbia Management provides and fund performance, among other things, in connection with their most recent consideration and approval of the IMS Agreement. The Trustees also consulted with the non-interested Trustees' independent legal counsel, who advised on applicable legal standards, or otherwise assisted the Trustees in their deliberations.

At the conclusion of its review of the materials discussed above and of the discussions among the Trustees leading up to and during the September 20, 2010 meetings, the Board, on behalf of the Fund, agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of the amendment to the IMS Agreement.

In making its decision to approve the proposed amendment to the IMS Agreement for the Fund, the Board considered factors bearing on the nature, extent and quality of the services provided to the Fund, and the costs for those services, with a view toward reaching a business judgment as to whether the proposed amendment to the IMS Agreement is, under the circumstances, in the best interest of the Fund and its shareholders. The factors that the Trustees considered included, principally, the following:

•  The expected benefits of continuing to retain Columbia Management as the Fund's investment manager;

•  The nature, extent and quality of investment management services provided by Columbia Management to the Fund;

•  The recent evaluation of the historical performance of Columbia Management in managing the Fund, recognizing that no assurances can be given that the Fund would achieve any level of performance in the future;

•  The recent evaluation of the Fund's potential to realize economies of scale through operations of Columbia Management;

•  The indirect benefits, such as from soft dollar arrangements that Columbia Management has obtained and will continue to obtain, from managing the Fund;

•  The expected benefits to shareholders of further integrating the legacy Columbia branded funds (the "Columbia Funds Complex") and the legacy RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia RiverSource Funds Complex" and, collectively with the Columbia Funds Complex, the "Combined Fund Complex") by:

•  Standardizing investment advisory fee rates and total management fee rates (i.e., the investment advisory fee rates and the administration/administrative fee rates), to the extent practicable, across funds in the Combined Fund Complex that are in the same investment category to promote uniformity of pricing among similar funds;

•  Implementing contractual expense limitations that will generally cap total annual operating expense ratios for each fund in the Combined Fund Complex at levels that are at or below the median net operating expense ratio of funds in the respective fund's peer group (as determined annually after the initial term by an independent third-party data provider); and

•  Correlating investment advisory and administration/ administrative fee rates across the Combined Fund Complex commensurate with the level of services being provided.

25

•  The impact of the proposed changes in investment advisory fee rates on the gross and net expense ratios of the Fund, including the contemporaneous reduction in the rates payable by the Fund under its administration services agreement contingent on shareholder approval of the amendment to the IMS Agreement, and the willingness of Columbia Management to contractually agree to limit total operating expenses for the Fund for a certain period of time;

•  Current and projected profits to Columbia Management from providing investment management and other services to the Fund, both under the current investment advisory fee rates and the proposed investment advisory fee rates; and

•  That the proposed investment advisory fee rates are designed to be competitive and to fairly compensate Columbia Management for services performed for the Fund.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to the Fund by Columbia Management under the IMS Agreement, and the resources dedicated to the Fund by Columbia Management and its affiliates. The Trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Fund and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to the Fund. The Trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. The Trustees also considered that the nature, extent and quality of services proposed to be provided under the amended IMS Agreement were not expected to change. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to the Fund under the amended IMS Agreement supported the approval of the amended IMS Agreement.

Investment Performance. The Trustees reviewed information about the performance of the Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of the Fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying the Fund's peer group for purposes of performance and expense comparisons. In the case of the Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the amendment to the Fund's IMS Agreement. Those factors varied, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was considering steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the proposed amendment to the IMS Agreement, that the performance of the Fund and Columbia Management was sufficient to warrant the approval of the amendment to the IMS Agreement pertaining to that Fund.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered that the proposed amendment to the IMS Agreement would increase the contractual investment advisory fee rates payable by the Fund at all or certain assets levels and would be otherwise identical to the Fund's current IMS Agreement. In addition, the Trustees considered that, with the proposed fee reductions under the administration services agreement, the combined contractual fee rates under the IMS Agreement and the proposed administration services agreement would be lower than the current combined contractual fee rates under those agreements, at all asset levels, for the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the investment advisory fee rates under the amended IMS Agreement and anticipated total expenses of the Fund supported the approval of the amendment to the IMS Agreement.

Costs of Services Provided and Profitability. The Trustees considered information about the investment advisory fee rates charged by Columbia Management to comparable institutional accounts. In considering the fees charged

26

to those accounts, the Trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating the Fund's proposed advisory fee rates, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Fund. The Trustees reviewed information provided by management as to the current and projected profitability to Columbia Management and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fee rates, and the related profitability to Columbia Management and its affiliates of their relationships with the Fund, supported the approval of the amendment to the IMS Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia Management of services to the Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and the extent to which those economies of scale would be shared with the Fund through breakpoints in the proposed investment advisory fee rates or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The Trustees noted that the Fund was expected to benefit from breakpoints and/or expense limitation arrangements.

In considering those issues, the Trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Fund, as discussed above. The Trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed merger of the Fund. After reviewing these and related factors, the Trustees determined, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Fund supported the approval of the amendment to the IMS Agreement.

Other Benefits to Columbia Management. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Fund, such as the provision by Columbia Management of administration services to the Fund and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Fund, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent expenses payable by the affected Fund decreases, and the expenses of such Funds were subject to a contractual limit or cap, Columbia Management may pay less in expense reimbursements. The Trustees considered that the Fund's distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Fund.

The Trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of the Fund.

Based on the foregoing, the Trustees concluded that the proposed investment advisory fee rates for the Fund are acceptable and competitive, including when compared to similar funds in the industry. Accordingly, the Board unanimously approved the amendment to the IMS Agreement with respect to the Fund.

27

Summary of Management Fee Evaluation by Independent Fee Consultant
(RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE
CONSULTANT TO THE FUNDS
SUPERVISED BY THE COLUMBIA
NATIONS BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.
December 22, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the long-term Nations Funds (the "Transaction").3

The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA with respect to those Funds. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each long-term Nations Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds. Further, as the management of the Nations money market Funds was not included in the Transaction and no new Management Agreements were proposed for those Funds, this report does not cover those Funds unless otherwise stated.

3  Preliminary Response of Ameriprise to Information Request of Columbia Nations Board dated October 28, 2009 (hereafter, the "Preliminary Response"), p. 1.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the relevant current sub-adviser would also be a party.

28

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in early November. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Nations Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Nations Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper (in the case of long-term Funds), and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Nations Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the components of the two asset management businesses would be integrated, including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund for which a new Management Agreement was proposed (each, a "Long-Term Nations Fund").

2.  In my view, the process by which the proposed management fees of each Long-Term Nations Fund have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

* * *

Respectfully submitted,

Steven E. Asher

5  On page 22 of its Supplemental Response to the Nations Trustees (undated but delivered November 25, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Nations Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

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Important Information About This Report

A description of the policies and procedures that Columbia Mid Cap Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Investment Advisers, LLC serves as the investment adviser to the series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Insurance Trust I. Columbia Wanger Asset Management serves as the investment adviser to the series of Wanger Advisors Trust.

The series of Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust (collectively the "Variable Funds") are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or, with respect to the series of Wanger Advisors Trust, certain eligible retirement plans. The Variable Funds are not offered to the public. Not all Variable Funds and classes are available in all contracts, policies or plans. Please contact your financial advisor or insurance representative for more information.

Please carefully consider the investment objectives, risks, charges and expenses of any Variable Fund and its related variable contract before investing. For Variable Fund and variable contract prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectuses carefully before you invest.

Columbia Mid Cap Growth Fund, Variable Series
P. O. Box 8081 Boston, MA 02266-8081

C-1556 A (02/11)

This report must be accompanied or preceded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$187,400	$189,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

 (b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$32,600	$27,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2010 and 2009, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2010 also includes Audit-Related Fees for agreed- upon procedures related to fund mergers.

During the fiscal years ended December 31, 2010 and December 31, 2009, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$23,800	$28,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2009, Tax Fees also include the review of foreign tax filings.

During the fiscal years ended December 31, 2010 and December 31, 2009, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$995,300	$1,037,000

In both fiscal years 2010 and 2009, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2009 also includes fees for agreed upon procedures related to the sale of the long-term asset management business. Fiscal year 2010 also includes fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2010 and December 31, 2009 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$1,051,700	$1,092,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

 Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust I

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 18, 2011

By (Signature and Title)	/s/Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	February 18, 2011